MASTER EQUIPMENT LEASE


Master  Equipment Lease dated as of April 3,  1997,  by
and   between   ICON   FINANCIAL  CORP.,   a   Delaware
corporation.   ("Lessor"), having its principal  office
and  place  of business at 4 Embarcadero Center,  Suite
590,   San   Francisco,  California   94111   and   SHF
ACQUISITION    CORPORATION,   a   Nevada   Corporation,
("Lessee"), having its principal office and place of business at 4045 South Spencer Street, Suite 206, Las
Vegas, Nevada 89119.

IN CONSIDERATION of the mutual agreements set forth hereinafter and the payment of rent as provided for herein, the parties agree as follows:

1.    PROPERTY LEASED.  Lessor hereby agrees to advance
funds  up  to  an aggregate amount not  to  exceed  One
Million   One  Hundred  and  Fifty  Thousand   Dollars,
($1,150,000.00) for the construction of a  Rice  Drying
Tower  and  all  attachments  and  ancillary  equipment
thereto,  and  any  other  equipment  as  described  in
either:   (i) a Promissory Note, substantially  in  the
form  of  Exhibit  "A"  attached  hereto;  or  (ii)  an
Equipment  Schedule,  substantially  in  the  form   of
Exhibit "B" attached hereto, and to lease the Equipment to Lessee, all pursuant to the terms and conditions set forth herein. The equipment described in either the Promissory Note or the Equipment Schedule shall be referred to hereinafter as the "Equipment".

This contract is a Master Equipment Lease and the terms
of the February 10, 1997 and the March 21, 1997 letters
from  Lessor  to  Lessee acknowledged  by  Lessee,  and
appearing  as  Exhibit "D" hereto, (herein collectively
referred to as the "Letters"), and Promissory  Note  or
Equipment  Schedule hereto are subject to any  and  all
conditions and provisions set forth herein as may  from
time to time be amended by the parties in writing.  The
Letters,  and  Promissory Note  or  Equipment  Schedule
shall  be made a part hereof, shall incorporate therein
all   of  the  terms  and  conditions  of  this  Master
Equipment Lease and shall contain such additional terms and conditions as Lessor and Lessee shall agree upon in writing. The Letters, and Promissory Note or Equipment
Schedule are enforceable according to the terms and conditions contained therein and herein. In the event of a conflict between the language of this Master
Equipment  Lease and any Promissory Note  or  Equipment
Schedule hereto, the language of the Promissory Note or Equipment Schedule shall prevail in respect of that Promissory Note or Equipment Schedule.

Lessor,  by  its acceptance hereof at its home  office,
agrees  to lease to Lessee, and Lessee agrees to  lease
from   Lessor,  in  accordance  with  the   terms   and
conditions herein, the Equipment. Lessee shall have no right, title or interest in the Equipment, except as expressly set forth in this Master Equipment Lease.
The Lessor shall have no obligation hereunder until the execution and delivery of any Promissory Note or Equipment Schedule by Lessor and Lessee.

2.    TERM,  RENT AND TERMINATION.  The term of  Master
Equipment Lease shall commence on the date set forth above and shall continue thereafter so long as any Promissory Note or Equipment Schedule entered into pursuant to this Master Equipment Lease remains in effect.

The Lease Term and the Rent payable with respect to the equipment shall be as set forth in and as stated in the respective Promissory Note or Equipment Schedule(s).

At the end of the Base Lease Term, if no Event of Default shall exist, Lessee shall have the right to purchase not less than all of the Equipment for $1.00.

3.    ACCEPTANCE, WARRANTIES, LIMITATION OF  LIABILITY.
Lessee  represents and agrees that as of the  date  the
Equipment   is  accepted  hereunder  (the   "Acceptance
Date"),  the  Equipment is of a size, design,  capacity
and manufacture selected by Lessee and that Lessee has,
as  between Lessee and Lessor, unconditionally accepted
such  Equipment.  On the Acceptance Date,  Lessee  will
execute   and   deliver  the  Equipment  Schedule   and
Certificate of Delivery and Acceptance ("Acceptance") in the form attached as Exhibit "C" with respect to the Equipment, which Acceptance will be conclusive evidence of the foregoing. Should Lessee fail to so execute and deliver either document promptly upon the completion of the construction of the project Lessor may in its sole discretion require that Lessee

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Master Equipment Lease
ICON Financial Corp.-SHF Acquisition Corp.
April 3, 1997
Page 2 of 9

immediately repay the amounts outstanding under the Promissory Note in accordance with the terms of the fourth paragraph thereof.

LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM,
LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY,
INDIRECTLY,  INCIDENTALLY  OR  CONSEQUENTIALLY  BY  THE
EQUIPMENT,  BY ANY INADEQUACY THEREOF OR DEFICIENCY  OR
DEFECT  THEREIN, BY ANY INCIDENT ARISING  OUT  OF  THIS
AGREEMENT.    LESSOR  MAKES  NO  EXPRESS   OR   IMPLIED
WARRANTIES   OF   ANY   KIND,   INCLUDING   THOSE    OF
MERCHANTABILITY,   DURABILITY   AND   FITNESS   FOR   A
PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EQUIPMENT
AND EXPRESSLY DISCLAIMS THE SAME. Notwithstanding the foregoing, Lessee will be entitled to the benefit of any applicable manufacturer's warranties, and, to the extent assignable, such warranties are hereby assigned by Lessor for the benefit of Lessee, and Lessee shall take all reasonable action to enforce such warranties where available to Lessee.

4.    ASSIGNMENT, OBLIGATION TO PAY RENT UNCONDITIONAL.
Lessor  may  assign or sell all or  a  portion  of  its
right,  title  and interest in and to the Equipment  or
this Master Equipment Lease, the Promissory Note and/or
any Equipment Schedule and/or grant a security interest
in  the  Equipment  to one or more  lenders  or  equity
sources  ("Assignees").  Lessee hereby (a) consents  to
such assignments and/or grants, (b) agrees promptly  to
execute   and  deliver  such  further  acknowledgments,
agreements  and other instruments as may be  reasonably
requested by Assignee to effect such assignments and/or
grants,  from  time  to time as a  Promissory  Note  or
Equipment  Schedule  is executed,  and  (c)  agrees  to
comply  fully  with the terms of any  such  assignments
and/or  grants  so  long  as, or  provided  that,  such
compliance  shall not increase Lessee's obligations  or
diminish  its  rights hereunder.  In the  event  of  an
assignment,   Lessor  shall  notify  Lessee   of   such
assignment  and  thereafter all  references  herein  to
Lessor shall include Assignee; provided, however,  that
Assignee   shall  not  be  obligated  to  perform   the
obligations   of   Lessor  hereunder  unless   Assignee
expressly  agrees to do so in writing.   Lessor  agrees
that,  in  the event of any such assignment  hereunder,
such  assignment shall specifically provide, and Lessee
shall  be  notified, that Lessor and/or Assignee  shall
bear  the  responsibility (herein "Responsible  Party")
for  making or causing to be made the progress payments
provided  for  in  the Letters in accordance  with  the
terms  of  such Letters.  In the event the  Responsible
Party  fails  to make or cause to be made the  progress
payments   provided  for  in  the  Letters   ("Progress
Payment") and Lessee is not in default under this Master Equipment Lease, the Promissory Note or the
Letters and has not suffered a "material adverse change" as defined in the Letters, Lessee shall provide notice to the Responsible Party of its failure to make the Progress Payment. If the Responsible Party does not make or cause to be made the Progress Payment within ten (10) days following receipt of the notice as receipt is provided for in Paragraph 18(b), such failure to make the Progress Payment shall be deemed a breach of this Agreement and Lessee may seek its available legal remedies resulting from such breach.

This   Master  Equipment  Lease,  together   with   the
Promissory Note and/or any Equipment Schedule is a  net
lease and Lessee agrees that its obligation to pay  all
Rent  and  other sums payable hereunder  or  thereunder
(collectively, "Rent"), and the rights  of  Lessor  and
Assignee  in  and  to  such  Rent,  are  absolute   and
unconditional  and  are not subject to  any  abatement,
reduction,  setoff, defense, counterclaim or recoupment
due to alleged to be due to, or by reason of, any past,
present, or future claims which Lessee may have against
Lessor,  Assignee, the manufacturer or  seller  of  the
Equipment,  or  against  any  person  for  any   reason
whatsoever.

Lessee  may, with the prior written consent of  Lessor,
which  consent  shall  not  be  unreasonably  withheld,
sublet  the Equipment, provided; (a) the rights of  the
sublessee are expressly subject and subordinate to  the
rights  of  Lessor, (b) the Equipment will  be  located
only  in those jurisdictions in the United States which
have  adopted and have in effect the Uniform Commercial
Code,  (c)  Lessee has filed or caused to be  filed  in
such  state  all  financing  statements  necessary   to
continue in effect any security interest of Lessor, and
(d) if Lessee intends to lease replacement Equipment, Lessee shall give Lessor the opportunity to bid on the lease of such replacement Equipment. If Lessee leases replacement Equipment from Lessor, Lessor shall use its best efforts to market or lease the Equipment to a new buyer or new Lessee. No sublease will in any way discharge or diminish any of Lessee's obligations to Lessor hereunder.

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Master Equipment Lease
ICON Financial Corp.-SHF Acquisition Corp.
April 3, 1997
Page 3 of 9

5.    INSTALLATION,  MAINTENANCE  AND  REPAIR.   Lessee
shall, at its expense, be responsible for the delivery,
installation,  deinstallation, redelivery,  maintenance
and  repair  of the Equipment by a party acceptable  to
Lessor.  Lessee agrees, at all times during the term of
the  Promissory Note or Equipment Schedule, at its sole
expense,   to  keep  the  Equipment  in  good   repair,
condition and working order, and to furnish all parts, mechanisms or devices which may be required in the course of so doing. Lessor or Assignee will have the right, but not the obligation, to inspect the Equipment during reasonable business hours.

6. REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants for the benefit of Lessor, and, if requested by Lessor, will provide an opinion of counsel and other supporting documents to the effect that:

(a)   Lessee is a legal entity, duly organized, validly
existing  and in good standing under the  laws  of  the
jurisdiction   of   its  organization   and   in   each
jurisdiction where any Leased Item will be located  and
has  adequate  power  to enter into  and  perform  this
Master  Equipment  Lease and the  Promissory  Note  and
Equipment Schedule executed hereunder.
(b)   This  Master Equipment Lease and  the  Promissory
Note  and  Equipment Schedule executed  hereunder  have
been  duly authorized, executed and delivered by Lessee
and  together  constitute a valid,  legal  and  binding
agreement of Lessee, enforceable in accordance with its
terms.
(c)   The entering into and performance of this  Master
Equipment  Lease and the Promissory Note and  Equipment
Schedule  executed  hereunder  will  not  violate   any
judgment, order, law or regulation applicable to Lessee
or   any  provision  of  Lessee's  entity  constituting
documents  (e.g. Articles of Incorporation, Partnership
Agreement, etc.) or bylaws or result in any breach of, or constitute a default under, or result in the creation of any lien, charge, security interest or other encumbrance upon any assets of Lessee or on the Equipment pursuant to any instrument to which Lessee is a party or by which it or its assets may be found.
(d) There are no actions, suits or proceedings pending, or to the knowledge of the Lessee threatened, before any court, administrative agency, arbitrator or governmental body which will, if determined adversely to the Lessee, materially adversely affect its ability to perform its obligations under this Master Equipment
Lease or any related agreement to which it is a party.
(e) Lessee is not in any material default under any loan agreement.

7.   LOSS AND DAMAGE.

(a)   Lessee  agrees  to bear the  risk  of  loss  with
respect  to  any damage, destruction, loss,  theft,  or
governmental taking of any Leased Item, whether partial
or  complete and whether or not through any default  or
neglect  of Lessee.  Except as provided in this Section
7, no such event shall relieve Lessee of its obligation
to pay Rent hereunder.
(b)   If  any  Leased  Item  is  damaged,  Lessee  must
promptly  notify  Lessor and within  60  days  of  such
damage shall, at its expense, cause such repairs to  be
made as are necessary to return such Leased Item to its
previous  condition.  Lessee shall then be entitled  to
receive  from Lessor or Assignee, as the case  may  be,
any  insurance proceeds received or in connection  with
such damage.
(c)   In  the  event that any Leased Item is destroyed,
damaged  beyond  repair,  lost,  stolen  or  taken   by
governmental  action  for  a  stated  period  extending
beyond  the  term  of this Master Equipment  Lease  (an
"Event  of  Loss"), Lessee must promptly notify  Lessor
and Assignee and pay to Lessor or Assignee, as the case
may  be,  on  the next Rent payment date following  the
Event  of  Loss, an amount equal to the Casualty  Value
set  forth in Exhibit "E" of such Leased Item in effect
on  the  date of Event of Loss and all Rent accrued  on
such  item up to the date of payment.  Upon payment  of
such  amounts, Lessee's obligation to pay further  Rent
will  cease with respect to that Leased Item  (but  not
with  respect  to the remaining Equipment)  and  Lessee
will  be entitled to receive any insurance proceeds  or
other  recovery  received  by  Lessor  or  Assignee  in
connection with such Event of Loss.
(d)   In the event of a governmental taking of a Leased
Item  for  an indefinite period or for a stated  period
which does not extend beyond the term of the applicable
Promissory   Note   and  Equipment   Schedule(s),   all
obligations  of the Lessee with respect to such  Leased
Item  (including  payment of Rent) will  continue.   So
long as Lessee is not in default hereunder, Lessor will pay to Lessee all sums received by Lessor by reason of such governmental taking up to the amount paid by Lessee during such period.

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Master Equipment Lease
ICON Financial Corp.-SHF Acquisition Corp.
April 3, 1997
Page 4 of 9

8.    INSURANCE.  Lessee, at its expense, shall  insure
the Equipment against all risks and in such amounts  as
Lessor  reasonably  requires (but  not  less  than  the
Casualty  Value  as identified on each Exhibit  B  with
respect  to  the  corresponding  Promissory  Note   and
Equipment Schedule) with carriers acceptable to Lessor,
shall  maintain a loss payable endorsement in favor  of
Lessor  and  Assignee  affording them  such  additional
protection  as  they  reasonably  require,  and   shall
maintain  liability insurance satisfactory  to  Lessor.
All  such  insurance policies must name Lessor,  Lessee
and  Assignee  as  insureds and loss payees,  and  must
provide  that  they  may  not be  canceled  or  altered
without  at  least  30 days' prior  written  notice  to
Lessor  and  Assignee.   Upon  Lessor'  and  Assignee's
written consent, Lessee may act as a self-insurer in amounts acceptable to Lessor and any Assignee.

9.    INDEMNITY.  Lessee agrees to indemnify Lessor and
Assignee against, and hold Lessor and Assignee harmless
from  any  and all claims, actions, suits, proceedings,
costs, expenses, damages and liabilities at law  or  in
equity,  including  attorneys' fees,  arising  out  of,
connected  with or resulting from this Master Equipment
Lease  or the Equipment, including, without limitation,
the   manufacture,   selection,   purchase,   delivery,
possession,   condition,  use,  operation   or   return
thereof, with the exception of events caused directly by any intentionally wrongful acts of Lessor. Lessee's obligations hereunder will survive the expiration of this Master Equipment Lease with respect to acts or events occurring or allege to have occurred prior to the return of the Equipment to Lessor at the end of the Lease Term.

10.   LIENS  AND TAXES.  Lessee will, at  its  expense,
keep  the Equipment free and clear of all levies, liens
and encumbrances.  Lessee shall not assign or otherwise
encumber  this  Master Equipment Lease, any  Promissory
Note  and  Equipment  Schedule or  any  of  its  rights
hereunder without the prior written consent of  Lessor.
Lessee will declare and pay when due all license  fees,
registration  fees,  assessments,  charges  and  taxes,
whether municipal, state or federal, including, but not
limited to, sales, use, excise and property taxes,  and
penalties and interest with respect thereto, excluding,
however,  any  taxes  based on or  measured  solely  by
Lessor's net income.  Lessee shall provide evidence  of
any  payment hereunder upon request of Lessor.  In  the
event of a default under this Master Lease Agreement if
requested by Lessor, Lessee shall pay, on such periodic
basis   as   Lessor  shall  reasonably  require,   such
proportionate amount of the aforesaid fees as shall  be
necessary  to  enable Lessor to pay such taxes  as  and
when  due  (herein  "Impound  Account").   Lessor   may
commingle such tax payment amounts with its other funds and shall not be obligated to pay Lessee interest on such funds collected.

Notwithstanding the foregoing, Lessee may in good faith
by  appropriate proceedings and upon notice to  Lessor,
contest  the validity, applicability or amount  of  any
asserted tax or assessment so long as (a) such  contest
is  diligently pursued, (b) Lessor determines,  in  its
subjective  opinion,  that such  contest  suspends  the
obligation  to pay the tax and the nonpayment  of  such
tax  or  assessment will not result in the sale,  loss,
forfeiture  or  diminution of  the  Equipment  or  Real
Property or any part thereof or any interest of  Lessor
therein,   and  (c)  prior  to  the  earlier   of   the
commencement of such contest or the delinquency date of
the  asserted  tax or assessment, Lessee deposits  with
Lessor  in the Impound Account an amount to be adequate
to   cover  possible  interest,  costs  and  penalties;
provided, however, that Lessee shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided further that in any event each such contest shall be concluded and the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Equipment and/or the Real Property may be sold, lost or forfeited.

11.   LESSEE'S FAILURE TO PERFORM.  Should Lessee  fail
to  make  any  payment or do any act  required  herein,
Lessor  has  the  right,  but not  the  obligation  and
without releasing Lessee from any obligation hereunder,
to  make  or do the same, and to pay, purchase, contest
or  compromise any encumbrance, charge or lien which in
the judgment of Lessor appears to affect the Equipment,
and  in exercising any such rights, incur any liability
and  expend whatever amounts in its absolute discretion
it  may  deem necessary therefor.  All sums so incurred
or   expended  by  Lessor  shall  be,  without  demand,
immediately due and payable by Lessee and shall be considered Rent hereunder and will bear interest at the lesser of 1 1/2% per month or the highest interest rate legally permissible.

12.  FIRST MORTGAGE LIEN ON REAL PROPERTY; LOCATION  OF
EQUIPMENT.  Lessee shall provide Lessor with Additional
Collateral in the form of a Deed of Trust with Assignment of Rents for the benefit of Lessor

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Master Equipment Lease
ICON Financial Corp.-SHF Acquisition Corp.
April 3, 1997
Page 5 of 9

covering the following described Real Property: Two of three parcels of real property (such that one of the parcels contains the building known as the rice storage facility), known as Lot 41, and Lots 44, 57 and the North half of Lot 60, Eucalyptus Grove being Sacramento
Improvement Subdivision No. 10, filed June 2, 1909, in book 3 of Maps and Surveys, page 83, Yolo County
Records, excepting therefrom those portions described in the Final Order of Condemnation in favor of the people of the State of California, recorded January 20, 1961, in Book 625 of Official Records at page 289.

In  the event that the Deed of Trust with Assignment of
Rents  has not otherwise been reconveyed or discharged,
upon  satisfaction of Lessee's obligations  under  this
Master  Lease  Agreement, Lessor as  Beneficiary  shall
cause the Deed of Trust with Assignment of Rents to  be
discharged.   In the event of a default by  Lessee  and
the  exercise  by  Lessor of any remedies  pursuant  to
Section 16 hereof, Lessor's obligations to discharge the Deed of Trust with Assignment of Rents upon satisfaction of Lessee's obligations under this Master
Lease Agreement will be vitiated if the remedy pursued pursuant to Section 16 otherwise affects the Deed of Trust with Assignment of Rents in such a manner to preclude Lessor from effecting a discharge of the Deed of Trust with Assignment of Rents.

Lessor agrees to release such portions of the above described property from the Deed of Trust as may be reasonably requested by Lessee to enable Lessee to complete financing and construction of expansions to its rice drying and storage operation, provided that Lessor, is left with Liens sufficient in its sole judgment to adequately secure its position as secured lender or Lessor of the Equipment to Lessee.

Lessee  will not move the Equipment from the  addresses
set  forth  in the Equipment Schedule without  Lessor's
consent,   which  consent  will  not  be   unreasonably
withheld; PROVIDED, HOWEVER, that in no event will any of the Equipment be moved to a location outside the United States of America or to any jurisdiction within the United States of America which has not adopted the Uniform Commercial Code.

13.   DESIGNATION OF OWNERSHIP.  If at any time  during
the term hereof, Lessee is supplied with labels, plates
or  other markings stating that the Equipment is  owned
by  Lessor  or is subject to any interest of  Assignee,
Lessee  agrees  to affix and keep the same  prominently
displayed  on the Equipment.  Lessee agrees to  execute
and  file  Uniform Commercial Code financing statements
and  any and all other instruments necessary to perfect
Lessor's   or   Assignee's  interest  in  this   Master
Equipment   Lease,   Promissory  Note   and   Equipment
Schedule(s),   the   payment  due  hereunder   or   the
Equipment.   Lessor  may file a  copy  of  this  Master
Equipment  Lease  and appropriate  Promissory  Note  or
Equipment Schedule(s) as a financing statement.

14. USE. Lessee shall use the Equipment in a careful and proper manner in conformance with manufacturer's specifications and shall comply with and conform to all federal, state, municipal and other laws, ordinances and regulations in any way relating to the possession, use or maintenance of the Equipment.

15.   DEFAULT.  The occurrence of any of the  following
events  shall constitute an Event of Default and shall,
at   the   option  of  Lessor,  terminate  this  Master
Equipment Lease and any or all Promissory Note or Equipment Schedule(s) hereto involved with such Event of Default and Lessee's right to possession of the Equipment covered by such Promissory Note or Equipment
Schedule(s):

(a) The nonpayment by Lessee of any item of Rent within 10 days of the date on which it is due.

(b) The failure by Lessee to perform or observe any other term, covenant or condition of this Master
Equipment Lease or any Equipment Schedule, which is not cured within 10 days after notice thereof from Lessor or Assignee.

(c) Any affirmative act of insolvency by Lessee, or the filing by Lessee of any petition or action under any bankruptcy, reorganization, insolvency arrangement, liquidation, dissolution or moratorium law, or any other law or laws for the relief of, or relating to debtors.

(d)   The  filing  of any involuntary petition  against
Lessee    under    any   bankruptcy,    reorganization,
insolvency, arrangement, liquidation, dissolution or moratorium law or any other law for the relief of or relating to debtors which

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Master Equipment Lease
ICON Financial Corp.-SHF Acquisition Corp.
April 3, 1997
Page 6 of 9

is not dismissed within 60 days thereafter, or the appointment of any receiver, liquidator or trustee to take possession of any substantial portion of the properties of Lessee, unless the appointment is set aside or ceases to be in effect within 60 days from the date of said filing or appointment.

(e)   The  subjection of a substantial part of Lessee's
property  or  any  Leased Item to  any  levy,  seizure,
assignment   or  sale  for  or  by  any   creditor   or
governmental agency.

(f)  The untruth of any representation or warranty made
by  Lessee  in this Master Equipment Lease  or  in  any
Equipment  Schedule  or  in any document  furnished  by
Lessee  to  Lessor or Assignee in connection with  this
Master  Equipment  Lease or any Equipment  Schedule  or
with   respect  to  the  acquisition  or  use  of   the
Equipment.

(g)   The occurrence of any material adverse change  in
the  business  or  financial  condition  of  Lessee  or
Guarantor(s).   A  material  adverse  change  shall  be
generally  defined as a reduction in the  Tangible  Net
Worth  of  Lessee  or  Guarantor(s)  of  20%  or   more
(determined  in  accordance  with  Generally   Accepted
Accounting  Principles), or the loss of  Farmers'  Rice
Coop as a customer for Lessee's Rice Drying and Storage
Services.   The  provisions of this  sub-paragraph  (g)
shall  only apply during the period in which Promissory
Notes are in force, and eliminates Lessor's obligations to enter into any further Promissory Notes or Equipment hereunder. Once an Equipment Schedule has been entered into, which by definition shall have superseded the Promissory Notes, the provisions of this sub paragraph
"(g)" shall no longer apply.

16.   REMEDIES.   Upon  the  happening  of  events  (a)
through (f), above:

(a) Lessee will, without demand, on the next Rent payment date following the Event of Default, pay to Lessor, as liquidated damages and not as a penalty, an amount equal to the Casualty Value of the Equipment set forth in Exhibit B together with any Rent then due and owing by Lessee hereunder;
     and

(b) Lessor may, without notice to or demand upon Lessee, pursue any and all remedies available to Lessor to the extent permissible under California law including but not limited to California Real
     Property Law and the California Commercial Code, provided, however, that:

               (i)   In  the  event  Lessor  elects  to
          pursue  the  remedy of a  sale  of  the  Real
          Property  secured by the Deed  of  Trust  and
          Assignment  of  Rents, which is  referred  to
          herein  as  the Additional Collateral,  under
          the  power of sale contained in the  Deed  of
          Trust  and  Assignment of  Rents  ("Trustee's
          Sale"), then prior to delivery of the  notice
          of  default  as is required to proceed  to  a
          Trustee's  Sale under California law,  Lessor
          shall  give Lessee written notice of Lessor's
          election  to  proceed with a  Trustee's  Sale
          (the "Lessor Election Notice").  Lessee shall
          have   the  option  (exercisable  by  written
          notice   to  Lessor  within  five  (5)   days
          following  Lessee's  receipt  of  the  Lessor
          Election Notice and otherwise deemed  waived)
          to  use  its diligent best efforts to  market
          and  sell the Real Property, for a period  of
          ninety   (90)  days  following   the   Lessor
          Election  Notice,  for net cash  proceeds  in
          excess  of the amounts owing to Lessor  under
          this  Master  Equipment Lease and  Promissory
          Note  or  Equipment Schedule(s) or  otherwise
          upon  terms acceptable to Lessor in its  sole
          discretion (a "Lessee Sale"), and during this
          period   and  any  extension  thereof  Lessee
          agrees   to   provide  Lessor  with   regular
          detailed reports on the status and progress of its efforts to arrange a Lessee Sale; and

               (ii) In the event Lessee has elected  to
          proceed  with  a  Lessee  Sale  and,  at  the
          expiration  of the initial 90-day period  has
          not  completed a Lessee Sale but has  entered
          into  a binding contract therefor to a  third
          party subject only to reasonable and standard
          contingencies  as  reasonably  determined  by
          Lessor  (a  "Contract of Sale"), then  Lessor
          shall  allow Lessee an additional period  not
          to  exceed ninety (90) days from the date  of
          such   Contract   of  Sale  (the   "Extension
          Period") to consummate the Lessee Sale (which
          Extension Period shall terminate immediately if the Contract of Sale is terminated for any reason); and

Master Equipment Lease
ICON Financial Corp.-SHF Acquisition Corp.
April 3, 1997
Page 7 of 9

               (iii)      In the event Lessee does  not
          complete a Lessee Sale or enter into a Contract of Sale within the initial 90-day period described above, or if Lessee has not completed a Lessee Sale within the Extension
          Period, Lessor shall thereafter be free to proceed to deliver a notice of default as is required to proceed to a Trustee's Sale under California law and thereafter to proceed under the following paragraph; and

     in  the event of any form of sale of the Equipment
     or  the  Additional Collateral, apply or  pay  the
     proceeds  of such sale, including the proceeds  of
     any  Lessee  Sale or Trustee's Sale  described  in
     clause  (i)  above (collectively "Proceeds"),  (A)
     FIRST,  to  pay all costs and expenses,  including
     reasonable legal fees and disbursements,  incurred
     by  Lessor  as  a  result of the default  and  the
     exercise of its remedies with respect thereto, and
     (B)  SECOND, to pay Lessor an amount equal to  any
     unpaid Rent due and payable accrued to the date of
     Lessor's receipt thereof, plus the Casualty  Value
     applicable as of such date (or if such date occurs
     prior  to the Rent Commencement Date or after  the
     expiration  date of the Lease, the Casualty  Value
     as  of  the  Rent Commencement Date  or  the  last
     Monthly Rent Payment Date, as the case may be), to
     the  extent not previously paid by Lessee (the sum
     of clause (A) and clause (B) hereinafter "Lessor's
     Damages").   Any deficiency of the Proceeds  below
     Lessor's    Damages   ("Deficiency")   shall    be
     immediately  paid  by  Lessee  to  Lessor  (Lessee
     hereby waiving to the extent permitted by law  any
     anti-deficiency   rights   it   may   have   under
     applicable law); any surplus of the Proceeds remaining after full satisfaction of Lessor's
     Damages shall be paid to Lessee. To the extent and for so long as Lessee has not paid Lessor the amount specified in this Section 16, Lessee will pay to Lessor interest on Lessor's Damages at the Late Payment Rate as defined in the applicable
     Promissory Note or Equipment Schedule, computed from the date of Lessee's default hereunder until such amounts are paid.

The exercise of any of the foregoing remedies by Lessor will not constitute a termination of this Master
Equipment  Lease  or any Promissory Note  or  Equipment
Schedule unless Lessor so notifies Lessee. No remedy referred to in this Section 16 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity.

In an Event of Default resulting from any of the events described in Section of 15(g), above, Lessor shall have the option to either: (1) declare the then Casualty
Value immediately due and payable; (2) declare the then
Casualty Value payable over the next twelve months at an interest rate of 7.65%; or (3) allow the terms and conditions of the Lease to continue without amendment.

17.  SPECIAL TERMS.  Any special terms set forth in one
or  more Exhibits, Schedules, Addenda or Riders to this
Master  Equipment Lease as they apply to the applicable
Promissory  Note  or  Equipment  Schedule(s)  will   be
applicable as though fully set forth herein.

18.  MISCELLANEOUS.

(a)   EFFECT  OF  WAIVER.   No  delay  or  omission  to
exercise  any right or remedy accruing to  Lessor  upon
any  breach or default of Lessee will impair  any  such
right  or remedy or be construed to be a waiver of  any
such breach or default, nor will a waiver of any single
breach  or  default  be deemed a waiver  of  any  other
breach  or default theretofore or thereafter occurring.
Any waiver, permit, consent or approval on the part  of
Lessor  of  any  breach or default  under  this  Master
Equipment  Lease, or any Promissory Note  or  Equipment
Schedule or of any provision or condition hereof,  must
be  in writing and will be effective only to the extent
in  such writing specifically set forth.  All remedies,
either under this Master Equipment Lease, or at law  or
in   equity  or  otherwise  afforded  to  Lessor,   are
cumulative and not alternate.
(b) NOTICES. Any notice required or permitted to be given by the provisions hereof must be in writing and will be conclusively deemed to have been received by a party hereto on the day it is delivered to such party at the address indicated below (or at such other address as such party specifies to the other party in writing) or, if sent by certified mail, on the fifth business day after the day on which mailed, addressed to such party at such address:

Master Equipment Lease
ICON Financial Corp.-SHF Acquisition Corp.
April 3, 1997
Page 8 of 9

          IF TO LESSOR:  ICON Financial Corp.
                         600 Mamaroneck Avenue
                         Harrison, NY 10528
          IF TO LESSEE:  As set forth in the applicable
                         Promissory Note or Equipment
                         Schedule.

(c)   ATTORNEYS' FEES AND COSTS.  In the event  of  any
action  at  law or suit in equity in relation  to  this
Master  Equipment  Lease  or  any  Promissory  Note  or
Equipment  Schedule,  the  prevailing  party  will   be
entitled  to  a reasonable sum for its attorneys'  fees
and  costs.   The terms of this section  shall  not  be
deemed  to amend or supersede the provisions of Section
9 or 17 with respect to attorneys' fees.
(d)   APPLICABLE LAW.  This Master Equipment Lease  and
Promissory  Note  or  Equipment  Schedule(s)  will   be
governed by and construed in accordance with, the laws of the State of California.
(e)  SECURITY INTEREST.

     (i)   Each  executed copy of this Master Equipment
     Lease will be an original.  To the extent, if any,
     that   this  Master  Equipment  Lease  constitutes
     chattel  paper  (as such term is  defined  in  the
     Uniform  Commercial  Code  as  in  effect  in  any
     applicable  jurisdiction) no security interest  in
     this Master Equipment Lease may be created through
     the  transfer  or  possession of  any  counterpart
     other  than  an  Original.  Although  this  Master
     Equipment  Lease  is dated as of  the  date  first
     above written for convenience, the actual date  or
     dates of execution hereof by the parties hereto is
     or  are, respectively, the date or dates set forth
     opposite  the  signatures hereto and  this  Master
     Equipment Lease is effective on the latest of such
     dates.
     (ii)  There  shall  be only one  original  of  the
     Promissory  Note  or  Equipment  Schedule  to  the
     Master  Equipment Lease, and it  shall  be  marked
     "Original,"  and  all other counterparts  will  be
     duplicates.   To  the extent,  if  any,  that  any
     Promissory Note or Equipment Schedule(s)  to  this
     Master  Equipment Lease constitutes chattel  paper
     (as such term is defined in the Uniform Commercial
     Code  as in effect in any applicable jurisdiction)
     no  security  interest in any Promissory  Note  or
     Equipment  Schedule(s)  may  be  created  in   any
     document(s) other than the "Original."

(f)    SUSPENSION  OF  OBLIGATIONS  OF   LESSOR.    The
obligations  of Lessor hereunder will be  suspended  to
the  extent  that  it  is hindered  or  prevented  from
complying  therewith  because  of  labor  disturbances,
including,  but not limited to, strikes  and  lockouts,
acts  of God, fires, storms, accidents, failure of  the
manufacturer   to  deliver  any  item   of   Equipment,
governmental regulations or interference or  any  cause
whatsoever not within the sole and exclusive control of
Lessor.
(g)   FINANCIAL STATEMENTS.  Lessee agrees promptly  to
furnish,  or  cause  to  be furnished,  to  Lessor  and
Assignee  such financial or other statements respecting
the  condition,  operations and affairs  of  Lessee  or
respecting the Equipment as Lessor or Assignee may from
time to time reasonably request.
(h)   ENTIRE  AGREEMENT.  Lessor and Lessee acknowledge
that there are no agreements or understandings, written
or  oral, between Lessor and Lessee with respect to the
Equipment, other than as set forth herein together with
any  addendum, riders or exhibits attached hereto,  and
in  the Promissory Note or Equipment Schedule and  that
this  Master Equipment Lease and the Letters,  and  the
Promissory  Note  or  Equipment  Schedule  contain  the
entire agreement between Lessor and Lessee with respect
thereto.  Neither this Master Equipment Lease  nor  the
Letters, Promissory Note or Equipment Schedule  may  be
altered, modified, terminated or discharged except by a
writing   signed  by  the  party  against   whom   such
alteration, modification or discharge is sought.
(i)   INVESTMENT  TAX CREDIT.  Investment  Tax  Credits
which  may  be available as to the Equipment under  the
United  States Federal Income Tax Laws shall be claimed
by Lessee.
(j)    SEVERABILITY.   Any  provision  of  this  Master
Equipment  Lease  or any Promissory Note  or  Equipment
Schedule  prohibited  by or unlawful  or  unenforceable
under any applicable law or any jurisdiction shall,  at
the  sole  option of the Lessor, be ineffective  as  to
such  jurisdiction without invalidating  the  remaining
provisions  of  this  Master Equipment  Lease  or  such
Promissory   Note  or  Equipment  Schedule;   provided,
however, that to the extent that the provisions of any such applicable law can be waived, they are hereby waived by Lessee.
(k) NONSPECIFIED FEATURES. If the Equipment delivered pursuant to any Promissory Note or Equipment Schedule contains any features not specified therein, Lessee grants Lessor, at Lessor's option and Lessor's expense, the

Master Equipment Lease
ICON Financial Corp.-SHF Acquisition Corp.
April 3, 1997
Page 9 of 9

right  to  remove or deactivate any of  such  features.
Such removal or deactivation shall be performed by the manufacturer or another party acceptable to Lessee upon the request of Lessor, at a time convenient to Lessee, provided that Lessee shall not unreasonably delay the removal of such features.

(j)   QUIET  ENJOYMENT.   Provided  that  no  Event  of
Default   has  occurred  or  is  continuing  hereunder,
Lessor,  Assignee or their agents or assigns shall  not
interfere  with Lessee's right of quiet  enjoyment  and
use of the Equipment.
(m)   GUARANTY.  If Lessee is a subsidiary  of  another
entity,  Lessee will secure, upon request of Lessor,  a
guaranty  from  such parent, on the  form  provided  by
Lessor,  whereby such parent guaranties, and undertakes
as  a  surety,  all financial and other obligations  of
Lessee  under  this  Master  Equipment  Lease  and  any
Promissory Note or Equipment Schedule thereto.
(n)    SURVIVAL   OF   OBLIGATIONS.   All   agreements,
representations  and  warranties,  including,   without
limitation    the    obligation   with    respect    to
indemnification provided in Section 9 hereof, contained
in  this  Master Equipment Lease or in any document  or
certificate delivered pursuant hereto or in  connection
therewith, shall survive the execution and delivery  of
this Master Equipment Lease and the expiration or other
termination of the Master Equipment Lease.
(o)  SUBSTITUTION.  Lessor may, upon written notice  to
Lessee, provide Equipment with different serial numbers
and   locations  than  those  shown  on  the  Equipment
Schedule  if Lessor determines that it is in  the  best
interest of both Lessee and Lessor to do so.  Any  such
substituted    Equipment   will    meet    or    exceed
specifications of Equipment specified on the  Equipment
Schedule.
(p)   ALTERATIONS.   Lessee shall  be  permitted,  with
Lessor's  consent  and  at its  own  expense,  to  make
alterations or improvements to the Equipment which  are
readily  removable without causing material  damage  to
the   Equipment  and  do  not  adversely   affect   any
manufacturer's   warranties  with   respect   to   such
equipment.
(q)   HEADINGS.   Section headings are for  convenience
only  and shall not be construed as part of this Master
Equipment Lease.

IN  WITNESS WHEREOF, Lessor and Lessee have caused this
Master Equipment Lease to be duly executed all as of the date first above written.

LESSOR                           LESSEE

ICON FINANCIAL CORP.             SHF ACQUISITION CORPORATION


By: /s/                          By:  /s/ James H. Dale


Title:                           Title: President

Date:                            Date:  May 19, 1997

IFCmaster.doc

                                              EXHIBIT A

                    PROMISSORY NOTE

$1,150,000.00
April 3, 1997


      FOR  VALUE RECEIVED, the undersigned (hereinafter
called the "Borrower") promises to pay to the order  of
ICON  Cash  Flow Partners, L.P., Series E  (hereinafter
called "ICON"), at 600 Mamaroneck Avenue, Harrison, New
York 10528, or at such other place as may be designated
in  writing  by  the holder of this Note,  the  amounts
advanced to the Borrower pursuant to the terms of  that
certain  letter  agreement dated February  10,1997  (as
modified  by that certain letter agreement dated  March
21,  1997)  between Borrower and ICON  Financial  Corp.
(together, the "Letter Agreement"), in an amount not to
exceed  the principal amount of One Million One Hundred
Fifty  Thousand Dollars ($1,150,000.00), together  with
interest  thereon  at a rate of  12%  per  annum.   The
interest shall be payable on the first day of the month following the first advance and on the first day of each month thereafter with all unpaid and accrued interest being payable on or before the date which is 30 days following the final Installation Date of the Rice Drying Facility being financed hereby, but in no event later than December 31, 1997 (herein the "Due
Date).

      The Borrower has executed and delivered to ICON a Master Lease Agreement dated as of April 3, 1997 in connection with this Note ("Master Lease Agreement") and this Note is secured by the Equipment described in Exhibit "A" hereto, and the real property described on that certain Deed of Trust with Assignment of Rents dated as of April ___, 1997. Except to the extent inconsistent herewith, the terms and conditions of the Master Lease Agreement are hereby incorporated herein by this reference.

      The obligations of Borrower under this Note shall be deemed satisfied by either: (i) the completion of construction of the Equipment and Borrower's signing and delivery of an Equipment Schedule and Certificate of Delivery and Acceptance substantially in the form of Exhibit "B" hereto and as contemplated by the Letter
Agreement; or (ii) the prepayment by Borrower of this Note, in whole but not in part, upon not less than thirty (30) days prior written notice to ICON, in an amount equal to: (a) the unpaid principal remaining plus all interest accrued thereon; (b) any late charges outstanding hereunder; (c) any additional obligations due or outstanding under or related to this Note or the Master Lease Agreement; and (d) a prepayment premium calculated by multiplying the sum of (a), (b) and (c) above by 10%.

       If  the  Borrower  fails  to  pay  any  interest
installment  on  its due date, which failure  continues
for  a  period of five (5) days, Borrower shall  pay  a
late charge equal to two percent (2%) per month on  the
amount  of such late installment from the due  date  of
such installment to the date of payment (or, if sooner,
the   date   upon  which  ICON  makes  the  declaration
described in the following sentence), but only  to  the
extent  permitted by law.  In the event that  (a)  such
interest  installment remains unpaid for  a  period  of
fifteen days after Borrower's receipt of notice of non-
payment  thereof, or (b) Borrower shall not have  fully
satisfied its obligations hereunder as set forth in the
previous  paragraph on or before the Due Date and  such
failure  continues  for  a period  of  ten  days  after
Borrower's  receipt of notice of such  non-performance,
or  (c) an Event of Default shall have occurred and  be
continuing  under the Master Lease Agreement  following
written  notice  and the expiration of  the  applicable
cure  period set out therein, then, in any such  event,
ICON  may, at its option and without further notice  to
the  Borrower, declare the entire unpaid balance of the
principal, accrued interest, accrued late charges,  and
other  sums  due hereunder and under the  Master  Lease
Agreement  immediately due and payable,  with  interest
thereafter at the rate of 18% per annum or the  maximum
amount permitted by law, whichever is less,
until fully paid; and if such entire amount is not paid
in  full  to  ICON  within thirty (30)  days  following
Borrower's  receipt of notice of any such  default,  as
liquidated damages, Borrower shall also pay to ICON  an
amount  equal  to  ten  percent (10%)  of  such  entire
balance,  together  with interest thereon  at  18%  per
annum  or  the highest rate permitted by law, whichever
is  less.   Reference  is  made  to  the  Master  Lease
Agreement for a statement of the rights of ICON with respect to the collateral securing this Note other remedies.

      In  the event that ICON institutes an action upon
this  Note  or pursuant to the Master Lease  Agreement,
the   Borrower  shall  pay,  in  addition   to   unpaid
principal,  interest, penalty and unpaid late  charges,
the   expenditures  incurred  by  ICON,  in   enforcing
collection of this Note and its rights under the Master
Lease  Agreement,  including  all  reasonable  attorney
fees.  In addition, if the Borrower defaults under this
Note, then ICON shall be entitled to all the rights and
remedies   of   a  secured  party  under  the   Uniform
Commercial Code, applicable California real property law, and as set forth in the Master Lease Agreement.
THE  BORROWER AND ICON WAIVE ALL RIGHTS TO A JURY TRIAL
IN ANY ACTION OR PROCEEDING BASED UPON THIS NOTE.

      THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF  ICON
AND  THE  BORROWER HEREUNDER SHALL BE GOVERNED  BY  AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE  STATE  OF
CALIFORNIA.

      This Note and the Master Lease Agreement may not be modified or discharged, in whole or in part, and no right or remedy of ICON hereunder or under any other agreement may be waived except by a written agreement signed by ICON.


                               SHF Acquisition Corp.


                               BY:

                               TITLE:

SHFNote.doc/

                       EXHIBIT B
                          TO
                MASTER LEASE AGREEMENT
                  DATED APRIL 3, 1997


                  EQUIPMENT SCHEDULE

                          TO

      MASTER EQUIPMENT LEASE DATED APRIL 3, 1997



Equipment Schedule Date:            [Date X, below].

LESSEE:                             LESSOR:
SHF Acquisition Corp.               ICON Capital Corporation
4045  South Spencer Street, #206    4 Embarcadero Center, #590
Las Vegas, NV 89119                 San Francisco, CA 94111

Address for Notices:                Billing Reference:
Same as above.                      Brent Bower

Location of Equipment:      Davis California

Expected Delivery Date:     [Date X-this shall be the  date
                            the    Project   is    declared
                            complete by both parties].

Equipment Description:      Rice drying Tower, and
                            ancillary equipment

Total Equipment Cost:       $1,650,000, of which
                            $1,150,000 is financed
                            hereunder.

Installation Date:          [Date X].

Rent Commencement Date:     Shall  be the last day  of  the
                            month  following [Date X].   An
                            amount  equal to 1/30th of  the
                            monthly Rental for each  Leased
                            Item  of  Equipment  times  the
                            number   of  days  which   have
                            elapsed  from  the Installation
                            Date  to  the Rent Commencement
                            Date  shall be payable  on  the
                            Rent  Commencement  Date.   The
                            period  from  the  Installation
                            Date  to  the Rent Commencement
                            Date   shall   be  called   the
                            "Interim Lease Term."

Lease Term:                 60   months  plus  the  Interim
                            Lease  Term, if any.   Rent  is
                            due,  in  advance, on the  last
                            day  of  each month during  the
                            Lease Term.

Exhibit B to Master Lease Agreement
April 3, 1997
Page 2 of 2

Late Payment Rate:        Interest  for  overdue  Rent  shall
                          equal   the  lesser  of  1.5%   per
                          month,   or   the  maximum   amount
                          allowable by law.

Total Monthly Rent:       [2.202%,  (subject  to  change  per
                          the   CAPITAL  MARKETS   ADJUSTMENT
                          section  of the February  10,  1997
                          Letter),    times    the     funded
                          Equipment  Cost-] payable  monthly,
                          in  advance on the 30th day of each
                          month.   Both  the  first  and  the
                          last  payment shall be due on [Date
                          X].

Prepayment:               Lessee  shall  have  the  right  to
                          prepay  the  Rent due hereunder  by
                          paying to Lessor the present  value
                          of    the   then   remaining   Rent
                          discounted  by using the applicable
                          interest  rate provided  to  Lessee
                          by   Lessor,  plus  the   following
                          penalty  (penalty  is  based  on  a
                          percentage of the present value  as
                          calculated above):
                               Year of       Penalty
                             Prepayment:
                                 1-2           4.0%
                                 3-4           3.0%
                                  5            2.0%

Investment Tax Credit::   Any    available   Investment   Tax
                          Credit  will be for the account  of
                          the Lessee.

Effectiveness:            This  Equipment Schedule shall  not
                          be   binding  and  effective  until
                          executed   by   both   Lessor   and
                          Lessee.

Master Lease:             This  Equipment Schedule is  issued
                          pursuant  to  the Master  Equipment
                          Lease identified.

Equipment Obligation:     In   the  event  the  Equipment  is
                          being     delivered    from     the
                          manufacturer,  Lessor's  obligation
                          to   provide   the   Equipment   is
                          predicated  on Lessor's  succeeding
                          to  the on-order position of Lessee
                          with the manufacturer

Master Lease:             This  Equipment Schedule is  issued
                          pursuant  to  the Master  Equipment
                          Lease Agreement between Lessor  and
                          Lessee dated [  ].


LESSEE:                   LESSOR:

SHF ACQUISITION CORP.     ICON CAPITAL CORP.

By:                       By:

Title:                    Title:

Date:                     Date:

                                            EXHIBIT D-1

           [ICON Financial Corp. Letterhead]


March 21, 1997

Mr. James Dale
SHF Acquisition Corp.
4045 South Spencer Street, #206
Las Vegas, NV 89119

Dear Mr. Dale:

Enclosed please find the following documents which shall constitute the necessary documentation for the funding of the rice dryer in Davis, California:

1.   Master Lease Agreement
2.   Promissory Note ("Note")

The  PROGRESS  PAYMENTS, COMMITMENT FEE,  and  LESSOR'S
EXPENSES portions of the February 10, 1997 letter, appearing herein as Exhibit D to the Master Lease
Agreement, shall be modified and shall hereinafter be read as follows:

PROGRESS     Lessor   shall   participate  in  the   funding   of
PAYMENTS:    construction  costs as they are due,  on  the  basis
             that   Lessee  pay  the  first  $200,000   of   such
             expenses, and 50% of the next $600,000, as long as the required payments are not significantly in advance of the following schedule, and further that Lessor shall not be required to make any payments in an amount less than $50,000:

                        Est. Total      SHF to        ICON to
                          Payment        Pay             Pay
             May            375,000     290,000           85,000
             June           435,000     210,000          225,000
             July           435,000           0          435,000
             Aug-Sept       407,000       2,000          405,000
                         $1,652,000    $500,000       $1,150,000


             Progress payment fundings shall be charged interest only at 12% per annum, payable monthly on the outstanding balance.

             They shall then be rolled into the Lease Financing as of the Base Lease Commencement Date. Should the project not

[ICON LOGO]    SHF Acquisition Corp.-ICON Financial Corp.
               March 21, 1997
               Page 2 of 2


                      be completed by December 31, 1997 the notes shall be payable on demand.

                      Lessor  shall  make  the Progress  Payments
                      timely  when billed by the Contractor,  and
                      after  such  bills  have been  approved  by
                      Lessee, no later than the later of: 15 days
                      after  receipt  of approved  invoices  from
                      Lessee;  or two business days after  Lessee
                      has  provided evidence of such  payment  to
                      Lessor in the form of copies of the checks,
                      (Lessor  shall  further confirm  that  such
                      such  payment(s) have been made by  calling
                      the  contractor).   Lessor  shall  have  no
                      obligation to fund hereunder until all of the above referenced documents have been properly executed by Lessee. Lessor agrees that if it does not deliver the first payment as required above that it will promptly reconvey the Deed of Trust to Lessee.

COMMITMENT FEES:      Upon acceptance of this Commitment and  the
                      satisfactory  review of the  documentation,
                      Lessee shall deposit with Lessor $30,000 as
                      a  commitment  fee.   This  commitment  fee
                      shall be deemed earned upon receipt and is non-refundable. If funding does not occur through no fault of Lessor, Lessor shall retain said deposit as an earned fee.

                      $14,000 of the fee shall be applied to payments due from Lessee to Lessor after Lessor has funded a cumulative amount of $575,000.

LESSOR'S EXPENSES:    Lessee  will  be responsible for  and  will
                      reimburse Lessor the full amount of all out of pocket costs. Such costs shall not exceed $1,000 without the prior consent of Lessee.

                      Additionally,  Lessee shall pay  a  $750.00
                      documentation fee at closing, plus $250 for
                      each   progress   payment   requested.    A
                      Progress Payment shall be defined as a funding package, which may contain requests for multiple checks so long as each such check is in an amount of $50,000 or more, in which case only one charge of $250 shall apply to such package.

Sincerely,                    Agreed:  SHF Acquisition Corp.

/s/ Richard S. Brennan        By:      /s/ James H. Dale

Richard S. Brennan            Title:   President
Managing Director
                              Date:    May 19, 1997

                                                    EXHIBIT D-2
                [ICON Financial Corp. Letterhead]

February 10, 1997


Mr. James Dale
SHF Acquisition Corp.
4045 South Spencer Street, #206
Las Vegas, NV 89119

Dear Mr. Dale:

We  are  most pleased to present SHF Acquisition Corp.  with  the following  revised  financing  commitment  for  your  review  and
acceptance.   This  proposal is subject to the final  review  and
credit approval by the Executive Committees of the Lessor.

LESSOR:                 ICON Capital Corp. or its assignee(s).

LESSEE:                 SHF Acquisition Corp.

GUARANTORS:             M  &  R  Investment  Company,  and  Dunes
                        Hotels and Casinos Corporation.

TRANSACTION
   TYPE:                Finance Lease.

ADDITIONAL
    COLLATERAL:         Lessee shall provide Lessor with a  first
                        mortgage  on two of the three  contiguous
                        parcels  of land upon which the Dryer  is
                        to   be   sited  and  the  Rice   Storage
                        Building.    An   appraisal   shall    be
                        required   which   shows   the    orderly
                        liquidation   value  of  the   additional
                        collateral  to  be  greater   than   $1.5
                        million. Lessee shall bear the cost of this appraisal.

EQUIPMENT:              One new rice drying facility.

FACILITY COST:          $1,650,000.

BASE LEASE TERM:        60 months.

LEASE AMOUNT:           Not  less than 70% of total facility cost
                        or $1,150,000.

FUNDING DATE:           February, 1997, through August, 1997.

SHF Acquisition Corp.-ICON Financial Corp.
February 10, 1997
Page 2 of 4

RENTAL FACTOR:  Lessee  shall make 60 equal monthly payments,  the first and last of which shall be in advance, of 2.202% of funded cost.

COMMITMENT      Upon   acceptance  of  this  Commitment  and   the
FEES:           satisfactory  review of the documentation,  Lessee
                shall  deposit with Lessor $30,000 as a commitment
                fee.   This commitment fee shall be deemed  earned
                upon  receipt and is non-refundable.   If  funding
                does not occur through no fault of Lessor, Lessor shall retain said deposit as an earned fee.

                Lessor   shall  remit  $16,000  of  said  fee   to
                Fidelity Leasing Corporation for its role in structuring the transaction.

                The remaining $14,000 shall be applied to the first payments due from Lessee upon Funding.

END OF LEASE:   At  the  end of the Base Lease Term, Lessee  shall
                have the option to purchase not less than all of the Equipment for $1.00.

CAPITAL         The  Rental Factor quoted herein shall be  subject
MARKETS         to   change  as  the  yield  on  5  Year  Constant
   ADJUSTMENT:  Maturity U.S. Treasury Notes (Treasuries)  changes up  until the Base Lease Commencement Date.  As of
                the  Final  Funding Date, the Rental Factor  shall
                increase  or  decrease by .0005%  for  each  basis
                point  that  Treasuries are above 6.40%  or  below
                6.20%.    (The   Rentals   shall   remain    fixed
                thereafter.)

PROGRESS        Lessor   shall  participate  in  the  funding   of
PAYMENTS:       construction costs as they are due, on  the  basis
                that   Lessee  pay  the  first  $200,000  of  such
                expenses, and 50% of the next $600,000, as long as the required payments are not significantly in advance of the following schedule:


                          Est. Total       SHF to        ICON to
                           Payment           Pay           Pay
                Februa        $150,000     $150,000             $0
                ry
                March          300,000      175,000        125,000
                April          150,000       75,000         75,000
                May            300,000      100,000        200,000
                June           300,000            0        300,000
                July           300,000            0        300,000
                August         150,000            0        150,000
                            $1,650,000     $500,000     $1,150,000

SHF Acquisition Corp.-ICON Financial Corp.
February 10, 1997
Page 3 of 4

                        Progress   payment  fundings   shall   be
                        charged  interest only at 13% per  annum,
                        payable   monthly   on  the   outstanding
                        balance. They shall then be rolled into the Lease Financing as of the Base Lease Commencement Date. Should the project not be completed by December 31, 1997, the notes shall be payable on demand.

LESSOR'S EXPENSES:      Lessee  will be responsible for and  will
                        reimburse Lessor the full amount  of  all
                        out  of  pocket costs.  Such costs  shall
                        not   exceed  $1,000  without  the  prior
                        consent of Lessee.

                        Additionally, Lessee shall pay a  $750.00
                        documentation fee at closing,  plus  $250
                        for each progress payment requested.

INTERIM RENT:           Interim  Rent  shall be  payable  at  the
                        daily equivalent of the monthly Payment from the Final Funding Date until the Base Lease Commencement Date.

MATERIAL ADVERSE
   CHANGE: Lessor's shall have no obligation to fund the subject Lease, or to continue
                        Progress   Payments  should  a   material
                        adverse   change  in  the   business   or
                        financial   condition   of   Lessee    or
                        Guarantor(s) occur. A material adverse change shall be generally defined as a reduction in the Tangible Net Worth of Lessee or Guarantor(s) of 20% or more, (determined in accordance with Generally Accepted Accounting Principles), or the loss of Farmers' Rice Coop as a customer for Lessee's Rice Drying and Storage services.

FINANCIAL
   STATEMENTS:          Lessee   shall   provide   Lessor    with
                        financial statements and other financial information as Lessor shall reasonably request on itself and the guarantors from the date of its acceptance of this commitment through the end of the Lease
                        Term.

INSURANCE:              Lessee  shall maintain all risk  property
                        damages  and liability insurance  on  the
                        Equipment   Leased  and  the   Additional
                        Collateral  in form and amount  and  with
                        such  insurers as Lessor shall reasonably
                        request.    Lessor  shall  be  named   as
                        additional insured on liability coverage and as loss payee on property damage insurance as its interests may appear.

SHF Acquisition Corp.-ICON Financial Corp.
February 10, 1997
Page 4 of 4

DOCUMENTATION:          The  completion  of  the  transaction  is
                        subject to the execution of mutually acceptable documentation.


The foregoing commitment expires on February 17, 1997 unless it is accepted on or before that date as evidenced by Lessee's counter-executing a copy of this letter and returning it to the Lessor.

We look forward to doing business with your fine company.


Sincerely,

/s/ Richard S. Brennan

Richard S. Brennan
Managing Director        Accepted:SHF Acquisition Corp.

                                   By /s/ James H. Dale

                                   Title President

                                   Date May 19, 1997

                            EXHIBIT E
                               TO
                     MASTER LEASE AGREEMENT
                       DATED APRIL 3, 1997

                         CASUALTY VALUES


                                     Casualty Value
                      After                as
                  Payment Number      a % of Total
                                      Funded Amount
                        1                102.28
                        2                100.98
                        3                 99.68
                        4                 98.36
                        5                 97.02
                        6                 95.67
                        7                 94.31
                        8                 92.93
                        9                 91.54
                        10                90.13
                        11                88.71
                        12                87.28
                        13                85.83
                        14                84.36
                        15                82.88
                        16                81.38
                        17                79.87
                        18                78.35
                        19                76.80
                        20                75.24
                        21                73.67
                        22                72.08
                        23                70.47
                        24                68.84
                        25                67.20
                        26                65.54
                        27                63.87
                        28                62.18
                        29                60.47
                        30                58.74
                        31                56.99
                        32                55.23
                        33                53.44
                        34                51.64
                        35                49.82
                        36                47.98
                        37                46.13
                        38                44.25
                        39                42.35
                        40                40.43
                        41                38.50
                        42                36.54
                        43                34.57
                        44                32.57
                        45                30.55
                        46                28.51
                        47                26.45
                        48                24.37
                        49                22.27
                        50                20.14
                        51                18.00
                        52                15.83
                        53                13.64
                        54                11.42
                        55                9.18
                        56                6.92
                        57                4.64
                        58                2.33
                        59                0.00

                    PROMISSORY NOTE


$1,150,000.00                             April 3, 1997

     FOR  VALUE  RECEIVED, the undersigned (hereinafter
called the "Borrower") promises to pay to the order  of
ICON  Cash  Flow Partners, L.P., Series E  (hereinafter
called "ICON"), at 600 Mamaroneck Avenue, Harrison, New
York 10528, or at such other place as may be designated
in  writing  by  the holder of this Note,  the  amounts
advanced to the Borrower pursuant to the terms of  that
certain  letter  agreement dated February  10,1997  (as
modified  by that certain letter agreement dated  March
21,  1997)  between Borrower and ICON  Financial  Corp.
(together, the "Letter Agreement"), in an amount not to
exceed  the principal amount of One Million One Hundred
Fifty  Thousand Dollars ($1,150,000.00), together  with
interest  thereon  at a rate of  12%  per  annum.   The
interest shall be payable on the first day of the month following the first advance and on the first day of each month thereafter with all unpaid and accrued interest being payable on or before the date which is 30 days following the final Installation Date of the Rice Drying Facility being financed hereby, but in no event later than December 31, 1997 (herein the "Due
Date).

     The Borrower has executed and delivered to ICON a Master Lease Agreement dated as of April 3, 1997 in connection with this Note ("Master Lease Agreement") and this Note is secured by the Equipment described in Exhibit "A" hereto, and the real property described on that certain Deed of Trust with Assignment of Rents dated as of April __, 1997. Except to the extent inconsistent herewith, the terms and conditions of the Master Lease Agreement are hereby incorporated herein by this reference.

     The obligations of Borrower under this Note shall be deemed satisfied by either: (i) the completion of construction of the Equipment and Borrower's signing and delivery of an Equipment Schedule and Certificate of Delivery and Acceptance substantially in the form of Exhibit "B" hereto and as contemplated by the Letter
Agreement; or (ii) the prepayment by Borrower of this Note, in whole but not in part, upon not less than thirty (30) days prior written notice to ICON, in an amount equal to: (a) the unpaid principal remaining plus all interest accrued thereon; (b) any late charges outstanding hereunder; (c) any additional obligations due or outstanding under or related to this Note or the Master Lease Agreement; and (d) a prepayment premium calculated by multiplying the sum of (a), (b) and (c) above by 10%.

     If   the   Borrower  fails  to  pay  any  interest
installment  on  its due date, which failure  continues
for  a  period of five (5) days, Borrower shall  pay  a
late charge equal to two percent (2%) per month on  the
amount  of such late installment from the due  date  of
such installment to the date of payment (or, if sooner,
the   date   upon  which  ICON  makes  the  declaration
described in the following sentence), but only to the extent permitted by law. In the event that (a) such interest installment remains unpaid for a period of fifteen days after Borrower's receipt of notice of non-payment thereof, or (b) Borrower shall not have fully satisfied its obligations hereunder as set forth in the previous paragraph on or before the Due Date and such failure continues for a period of ten days after Borrower's receipt of notice of such non-performance, or (c) an Event of Default shall have occurred and be continuing under the Master Lease Agreement following written notice and the expiration of the applicable cure period set out therein, then, in any such event, ICON may, at its opti on and without further notice to the Borrower, declare the entire unpaid balance of the principal, accrued interest, accrued late charges, and other sums due hereunder and under the Master Lease
Agreement immediately due and payable, with interest thereafter at the rate of 18% per annum or the maximum amount permitted by law, whichever is less, until fully paid; and if such entire amount is not paid in full to ICON within thirty (30) days following
Borrower's receipt of notice of any such default, as liquidated damages, Borrower shall also pay to ICON an amount equal to ten percent (10%) of such entire balance, together with interest thereon at 18% per annum or the highest rate permitted by law, whichever is less.
Reference is made to the Master Lease Agreement for a statement of the rights of ICON with respect to the collateral securing this Note other remedies.

     In  the event that ICON institutes an action  upon
this  Note  or pursuant to the Master Lease  Agreement,
the   Borrower  shall  pay,  in  addition   to   unpaid
principal,  interest, penalty and unpaid late  charges,
the   expenditures  incurred  by  ICON,  in   enforcing
collection of this Note and its rights under the Master
Lease  Agreement,  including  all  reasonable  attorney
fees.  In addition, if the Borrower defaults under this
Note, then ICON shall be entitled to all the rights and
remedies   of   a  secured  party  under  the   Uniform
Commercial Code, applicable California real property law, and as set forth in the Master Lease Agreement.
THE  BORROWER AND ICON WAIVE ALL RIGHTS TO A JURY TRIAL
IN ANY ACTION OR PROCEEDING BASED UPON THIS NOTE.

     THIS  NOTE AND THE RIGHTS AND OBLIGATIONS OF  ICON
AND  THE  BORROWER HEREUNDER SHALL BE GOVERNED  BY  AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE  STATE  OF
CALIFORNIA.

     This Note and the Master Lease Agreement may not be modified or discharged, in whole or in part, and no right or remedy of ICON hereunder or under any other agreement may be waived except by a written agreement signed by ICON.


                      SHF Acquisition Corp.


                      BY: /s/ James H. Dale

                      TITLE: President

                       GUARANTY

     This Guaranty is made, effective as of the date of
execution set forth below, by DUNES HOTELS AND  CASINOS
INC.,  a New York corporation of 404 So.Spencer Street,
#206,  Las  Vegas, Nevada 89119 ("Guarantor")  to  ICON
FINANCIAL  CORP.,  of 600 Mamaroneck Avenue,  Harrison,
New   York  10528,  and  its  successors  and   assigns
("Lessor"),  with  respect to the  obligations  of  SHF
Acquisition Corporation, a Nevada corporation, of  4045
o.  Spencer  Street,  #206,  Las  Vegas,  Nevada  89119
("Lessee") under that certain Master Lease Agreement dated as of April 3, 1997, including without limitation the letter agreement between Lessor and Lessee with respect thereto dated as of February 10, 1997 and modified as of March 21, 1997 and any Promissory Note and Equipment Schedule thereunder (collectively, the "Lease"). Capitalized terms used in this Guaranty and not otherwise defined herein shall have the meanings given to them in the Lease.

                     INTRODUCTION

      Guarantor  desires to induce Lessor  to  acquire,
finance  and  lease  certain facilities  and  equipment
(such  facilities and equipment and all  substitutions,
replacements,   accessions   and   additions    thereto
hereinafter called the "Equipment") to Lessee, a direct or indirect wholly owned subsidiary of Guarantor, pursuant to the Lease in order to enhance and protect
Guarantor's financial interest in Lessee, and in order to promote Guarantor's general business enterprise.

     IN CONSIDERATION of the foregoing matters, for ten dollars, and other valuable consideration, the receipt and sufficiency of each of which is acknowledged, Guarantor covenants and agrees as follows:

      1.   GUARANTY.  Guarantor guarantees the full and
punctual  payment,  performance and observance  of  all
debts, obligations and liabilities of Lessee to Lessor,
whether   now   existing   or   subsequently   arising,
liquidated or unliquidated, absolute or contingent, now due or hereafter falling due, arising out of or in connection with the Lease including the full, prompt and complete performance by the Lessee of all of the terms and conditions contained in the Lease to be kept and performed by the Lessee, together with all costs of collection, including reasonably attorneys' fees (all of the foregoing, collectively, the "Obligations").

      2.    CONTINUING GUARANTY.  This is a  continuing
guaranty of payment and performance, which shall  apply
to  all  Obligations  which now exist  or  subsequently
arise,  whether  or not notice of such  Obligations  is
given  to  Guarantor, whether or not any or  all  prior
Obligations had been fully paid, performed and observed
before  any such Obligations arose, and notwithstanding
Guarantor's dissolution.  The Lease specifically allows
for  several  acceptances of Equipment by  Lessee,  and
Guarantor  waives notices of each such  acceptances  or
deliveries  of  Equipment, in whole or in  part.   This
Guaranty may be terminated by the Guarantor only as of the date on which the Guarantor has received written notice from the Lessor stating that the Lessee has fully paid and performed all of the Obligations.

       3.     OTHER  RIGHTS,  REMEDIES,  SECURITY   AND
OBLIGATIONS   Guarantor's liability is direct,  primary
and  unconditional, and, except as set forth  below  in
this paragraph, may be enforced by Lessor without first
resorting  to  any  other right,  remedy  or  security,
including  without  limitation  any  right  or   remedy
against  Lessee,  the Equipment, or against  any  other
person,  partnership or entity which now is or  may  at
any  time  become liable with respect  to  any  of  the
Obligations, or against any security given  by  Lessee,
by  Guarantor  or by any other person.  Notwithstanding
the foregoing or anything contained in this Guaranty to
the contrary, upon the occurrence and continuance of an
"Event  of Default" under and as defined in the  Lease,
Lessor  shall  first proceed against the Equipment  and
the  Additional  Collateral, and provided  that  Lessor
proceeds  against  the  Equipment  and  the  Additional
Collateral  in a manner consistent with applicable  law
(and, in the case of a Trustee's Sale or a Lessee Sale,
with  the  provisions of Section 16(b) of  the  Lease),
Guarantor  shall  be liable
for  the  entire  Deficiency  together  with   interest
thereon  at  the  Late  Payment Rate and other sums due
under  the  Lease,  notwithstanding  any   defenses  or
limitations  with  respect  thereto  available  to  the
Lessee   under   applicable   law   (including  without
limitation   Lessee's  anti-deficiency   rights   under
applicable California law), which are hereby waived  by
Guarantor as to Guarantor.  Guarantor's liability shall
not  be  discharged or diminished (w) by any waiver  by
Lessor of any of the terms, covenants or conditions  of
any  of  the  Obligations, (x) by the granting  of  any
indulgence or extension of time to Lessee, (y)  by  any
modification,  supplement or extension of  any  of  the
Obligations,  or  (z) by any agreement  or  arrangement
with  Lessee or anyone else.  Lessor shall be entitled,
in   its   sole  discretion,  without  discharging   or
diminishing Guarantor's liability under this  Guaranty,
(i)  to  apply  any payment or transfer  received  from
Lessee,  from Guarantor or from any person, to  any  of
the  Obligations,  or (ii) to apply any  recovery  from
security  to  any of the Obligations or  to  any  other
debts,  obligations  or  liabilities  secured  thereby,
whether  or  not then due, or (iii) to  hold  any  such
payment,   transfer  or  recovery  from   security   as
additional security for any or all of the Obligations, or for other debts, obligations or liabilities of Lessee, or of the payor or transferor, or which were secured by such security, whether or not then due.

      4. UNLIMITED LIABILITY. Guarantor's liability hereunder is unlimited in amount. Guarantor's liability shall be joint and several with the liability of Lessee.

      5.   WAIVER OF NOTICES, ETC  Guarantor agrees, to
the greatest extent permitted by law, that Lessor shall
not  be  required to give Guarantor any notice pursuant
to  this Guaranty, and that no failure to give any such
notice shall discharge or diminish the liability  which
Guarantor  would have had under this Guaranty  if  such
notice  had  been  given.   Guarantor  waives,  without
limitation,  to the greatest extent permitted  by  law:
notice  of acceptance of this Guaranty; notice  of  the
incurring   or  additional  or  increased  Obligations;
notice of the application of any payment, transfer or recovery from security; presentment, demand and protest of any instrument, and notice thereof; notice of non-payment of other default under this Guaranty or under any Obligation; notice of foreclosure; notice of any release, discharge, or modification of or failure to obtain any security for any of the Obligations; notice of any waiver by Lessor of any of the terms, covenants or conditions or any of the Obligations; notice of the granting of any indulgence or extension of time to Lessee; notice of any modification, supplement or extension of any of the Obligations; notice of any agreement or arrangement with Lessee, or anyone else;
any right to exoneration or to require election of remedies; and all suretyship defenses.

      6.    ACCELERATION.  Guarantor shall, at Lessor's
option,  without notice, immediately become liable  for
the outstanding balance of all Obligations, whether  or
not  then  due,  (a)  in the event of  any  failure  by
Guarantor  fully  and punctually  to  pay,  perform  or
observe  any debt, obligation or liability of Guarantor
under  this Guaranty, (b) in the event that  Lessee  or
Guarantor  becomes  insolvent, or attempts  to  make  a
composition, moratorium or similar agreement  with  its
creditors,  or  makes  a  general  assignment  for  the
benefit  of  creditors or has a custodian  or  receiver
appointed  for a substantial portion of its assets,  or
(c) if a petition under the federal bankruptcy laws  or
any    moratorium,    insolvency,   receivership,    or
reorganization proceeding is filed or commenced by or against the Lessee or Guarantor, or (d) if Lessor would be entitled to accelerate any of the Obligations but for the fact that acceleration has been stayed or enjoined, or (e) in the event of a default by Lessee under any one or more of the Obligations.

      7.    UNENFORCEABILITY.  In the  event  that  any
Obligation  is  for  any reason  not  legal,  valid  or
unenforceable  against Lessee, or if any Obligation  is
limited,  modified, voided, released or  discharged  in
any proceeding under the federal bankruptcy laws or  in
any  moratorium, insolvency, receivership,  arrangement
or  reorganization proceeding, or if any Obligation  is
subject  to any setoff, direct or indirect counterclaim
or   defense  by  Lessee  against  Lessor,  Guarantor's
liability hereunder shall be the same as if such Obligation were legal, valid and enforceable, and had not been so limited, modified, voided, released or discharged, and were not subject to such setoff, counterclaim or defense.
If any payment or transfer to Lessor or recovery from security by Lessor, which has been credited against any Obligations, is voided or rescinded or required to be resumed by Lessor, this Guaranty and any security given by Guarantor for the Obligations or for this Guaranty shall continue in effect or be reinstated as though such payment, transfer or recovery had not been made.

       8.     WAIVER   OF  SUBROGATION;  SUBORDINATION;
INDEMNITY.   Guarantor  shall have  no  right  of,  and
hereby  unconditionally and irrevocably agrees that  it
will  not at any time assert or exercise against Lessee
any  right  of  subrogation, reimbursement,  indemnity,
contribution or payment to the extent such  rights  may
otherwise   have  arisen,  by  reason  of   Guarantor's
performance, satisfaction or discharge of any or all of
the   Obligations.  All  present  and   future   debts,
obligations and liabilities of Lessee to Guarantor  are
hereby   waived   and  postponed  in   favor   of   and
subordinated  to  the  full  payment,  performance  and
observance of the Obligations, and Guarantor agrees  to
assign  and  deliver to Lessor on request, as  security
for  this guaranty, (a) any such debts, obligations  or
liabilities,   (b)   any   instruments   or   documents
evidencing  the  same, (c) any security  therefor,  and
(d) any payments or transfers with respect thereto,  or
recoveries on security therefor, received by  Guarantor
after  default under any of the Obligations.  Guarantor
indemnifies   and  holds  harmless   Lessor   and   its
stockholders,     directors,    officers,     trustees,
beneficiaries, agents, employees and persons acting by,
through, under or in concert with any of them, and  any
of   their  successors,  personal  representatives   or
assigns  (collectively,  the  "Indemnitees")  from  and
against  any liability, darnage, loss, cost or expense,
including   reasonable  attomeys'  fees,  incurred   in
connection with any claim, suit or proceeding by Lessee
or   anyone  claiming  out  of  or  relating   to   the
Obligations, the transactions pursuant to which the Obligations were incurred, or any actions by any of the Indemnitees to enforce the Obligations or to recover on security for the Obligations.

       9.    FINANCIAL  STATEMENTS.   Guarantor  agrees
promptly to furnish, or cause to be furnished, to Lessor such financial or other statements respecting the condition, operations and affairs of Guarantor or respecting the Equipment as Lessor may from time to time reasonably request.

      10.   LEGAL ACTION.  Any legal action to  enforce
this  Guaranty  may be maintained alone, without  first
proceeding  against  Lessee, any other  person  or  any
security, or may be consolidated, at Lessor's election,
with  any action or other proceeding against Lessee  or
any  other  person. Lessor's books and records  showing
the   account  between  Lessor  and  Lessee  shall   be
admissible  in  any  action  or  proceeding  and  shall
constitute  prima facie proof of the  items  stated  in
such books and records.  Lessor's rights are cumulative
and  shall  not  be exhausted by the  exercise  of  its
rights  against  Guarantor in any  number  of  actions,
except  when and so long as all Obligations  have  been
fully  paid, performed and observed, and have not  been
reinstated by reason of the avoidance of any  transfer,
the  retum of any payment, or otherwise, in which event
Guarantor's  liability  under this  Guaranty  shall  be
likewise   reinstated.  GUARANTOR   CONSENTS   TO   THE
JURISDICTION  AND VENUE IN THE SUPERIOR COURTS  OF  THE
STATE OF CALIFORNIA, AND, IN THE UNITED STATES DISTRICT
COURT  FOR THE DISTRICT OF CALIFORNIA, WITH RESPECT  TO
ANY   ACTION   BY-LESSOR  TO  ENFORCE  THIS   GUARANTY.
GUARANTOR  WAIVES  ANY RIGHT TO A  JURY  TRIAL  IN  ANY
ACTION TO ENFORCE THIS GUARANTY. GUARANTOR ACKNOWLEDGES
THAT  IT  HAS  REVIEWED THE FOREGOING WAIVER  WITH  ITS
LEGAL   COUNSEL  AND  HAS  KNOWINGLY  AND   VOLUNTARILY
CONSENTED  TO THE JURISDICTION AND THE WAIVER  OF  JURY
TRIAL  AS  SET FORTH ABOVE FOLLOWING CONSULTATION  WITH
LEGAL COUNSEL.

      11.   SUCCESSOR AND ASSIGNS.  The benefit of this
Guaranty  shall  run to Lessor and its  successors  and
assigns.   In the event that any Obligation is assigned
or  otherwise  transferred by Lessor, all  of  Lessor's
rights under this Guaranty may, at Lessor's option,  be
assigned  to the immediate and any subsequent
assignees or  transferees of such  Obligation and shall
continue   to   run  to  Lessor  with  respect  to  any
Obligations not so assigned or transferred.  The burden
of this Guaranty shall bind Guarantor and its successors
and  assigns.    This  Guaranty  shall  apply   to  the
Obligations of Lessee and  of Lessee's  successors  and
assigns, including without  limitation the successor to
Lessee  upon any merger,  consolidation, liquidation or
dissolution   of   Lessee    and,   including   without
limitation, any transferee of all or substantially all of the assets of the Lessee and any partnership, person or entity which carries on the business of Lessee.

      12.   NOTICES.   Any notice under  this  Guaranty
shall be in writing and shall be deemed to have been duly given, (a) if to Guarantor, when mailed, by registered or certified mail, retum receipt requested, or when mailed by first class mail, or when delivered by hand, to Guarantor's address set forth above, or to such other one address as Guarantor may designate from time to time by notice hereunder to Lessor, (b) if to Lessor, when received by Lessor at the address set forth above, or at such other one or more addresses as Lessor may designate from time to time by notice hereunder to Guarantor, and also to each successor, assign and transferee of any Obligation of which notice has been given hereunder to Guarantor, at the address or addresses specified in such notice.

      13    GOVERNING LAW. This Guaranty, all acts  and
transactions hereunder, and the rights and duties of the parties hereto shall be governed by, and construed and enforced according to, the laws of the State of California.

      14.   INTEGRATION, AMENDMENT  AND  WAIVER.   This
Guaranty  sets  forth  the  entire  agreement   between
Guarantor  and  Lessor,  and supersedes  any  prior  or
contemporaneous    agreements,    understandings     or
representations, oral or written, with respect  to  the
subject matter hereof, but is supplementary to and does
not   supersede   any  prior  guaranty,   subordination
agreement or grant of security unless expressly so stated herein. No amendment or waiver of any provision of this Guaranty shall be effective unless evidenced in writing signed by the Lessor.

      15.   SEVERABILITY.   If any  provision  of  this
Guaranty shall be held in any court to be illegal or unenforceable, all other provisions of this Guaranty shall remain in full force and effect.

     EXECUTED in any number of counterparts as a sealed instrument, as of this 3rd day of April, 1997.

Attest                   Guarantor:
                         DUNES HOTELS AND CASINOS INC.

                         /s/ Dunes Hotels and Casino Inc.
/s/ Brent Bowen          /s/ James H. Dale

Name:     Brent Bowen         Name:     James H. Dale

Title:    Vice President      Title:    Treasurer
                                        May 19, 1997

STATE OF _______________________

___________________________ County, ss:

      The above-named ______________________to me known
personally   appeared  before  me   this

____  day of _________________, 1997  and  acknowledged
the foregoing Guaranty to be the free act and deed of DUNES HOTELS AND CASINOS INC.


                              ______________________
                              Notary Public

                              My commission expires:

                       GUARANTY

     This Guaranty is made, effective as of the date of
execution  set forth below, by M&R INVESTMENT  COMPANY,
INC., a Nevada corporation, of 4045 So. Spencer Street,
#206,  Las  Vegas, Nevada 89119 ("Guarantor")  to  ICON
FINANCIAL  CORP.,  of 600 Mamaroneck Avenue,  Harrison,
New   York  10528,  and  its  successors  and   assigns
("Lessor"),  with  respect to the  obligations  of  SHF
Acquisition Corporation, a Nevada corporation, of  4045
o.  Spencer  Street,  #206,  Las  Vegas,  Nevada  89119
("Lessee") under that certain Master Lease Agreement dated as of April 3, 1997, including without limitation the letter agreement between Lessor and Lessee with respect thereto dated as of February 10, 1997 and modified as of March 21, 1997 and any Promissory Note and Equipment Schedule thereunder (collectively, the "Lease"). Capitalized terms used in this Guaranty and not otherwise defined herein shall have the meanings given to them in the Lease.

                     INTRODUCTION

      Guarantor  desires to induce Lessor  to  acquire,
finance  and  lease  certain facilities  and  equipment
(such  facilities and equipment and all  substitutions,
replacements,   accessions   and   additions    thereto
hereinafter called the "Equipment") to Lessee, a direct or indirect wholly owned subsidiary of Guarantor, pursuant to the Lease in order to enhance and protect
Guarantor's financial interest in Lessee, and in order to promote Guarantor's general business enterprise.

     IN CONSIDERATION of the foregoing matters, for ten dollars, and other valuable consideration, the receipt and sufficiency of each of which is acknowledged, Guarantor covenants and agrees as follows:

      1.   GUARANTY.  Guarantor guarantees the full and
punctual  payment,  performance and observance  of  all
debts, obligations and liabilities of Lessee to Lessor,
whether   now   existing   or   subsequently   arising,
liquidated or unliquidated, absolute or contingent, now due or hereafter falling due, arising out of or in connection with the Lease including the full, prompt and complete performance by the Lessee of all of the terms and conditions contained in the Lease to be kept and performed by the Lessee, together with all costs of collection, including reasonably attorneys' fees (all of the foregoing, collectively, the "Obligations").

      2.    CONTINUING GUARANTY.  This is a  continuing
guaranty of payment and performance, which shall  apply
to  all  Obligations  which now exist  or  subsequently
arise,  whether  or not notice of such  Obligations  is
given  to  Guarantor, whether or not any or  all  prior
Obligations had been fully paid, performed and observed
before  any such Obligations arose, and notwithstanding
Guarantor's dissolution.  The Lease specifically allows
for  several  acceptances of Equipment by  Lessee,  and
Guarantor  waives notices of each such  acceptances  or
deliveries  of  Equipment, in whole or in  part.   This
Guaranty may be terminated by the Guarantor only as of the date on which the Guarantor has received written notice from the Lessor stating that the Lessee has fully paid and performed all of the Obligations.

       3.     OTHER  RIGHTS,  REMEDIES,  SECURITY   AND
OBLIGATIONS   Guarantor's liability is direct,  primary
and  unconditional, and, except as set forth  below  in
this paragraph, may be enforced by Lessor without first
resorting  to  any  other right,  remedy  or  security,
including  without  limitation  any  right  or   remedy
against Lessee, the Equipment, or against any other person, partnership or entity which now is or may at any time become liable with respect to any of the Obligations, or against any security given by Lessee, by Guarantor or by any other person. Notwithstanding the foregoing or anything contained in this Guaranty to the contrary, upon the occurrence and continuance of an "Event of Default" under and as defined in the Lease, Lessor shall first proceed against the Equipment and the Additional Collateral, and provided that Lessor proceeds against the Equipment and the Additional
Collateral  in a manner consistent with applicable  law
(and, in the case of a

Trustee's   Sale   or   a   Lessee   Sale,   with   the
provisions   of   Section   16(b)  of   the     Lease),
Guarantor  shall  be liable for the  entire  Deficiency
together with interest thereon at the Late Payment Rate
and other sums due under the Lease, notwithstanding any
defenses  or limitations with respect thereto available
to  the  Lessee under applicable law (including without
limitation   Lessee's  anti-deficiency   rights   under
applicable California law), which are hereby waived  by
Guarantor as to Guarantor.  Guarantor's liability shall
not  be  discharged or diminished (w) by any waiver  by
Lessor of any of the terms, covenants or conditions  of
any  of  the  Obligations, (x) by the granting  of  any
indulgence or extension of time to Lessee, (y)  by  any
modification,  supplement or extension of  any  of  the
Obligations,  or  (z) by any agreement  or  arrangement
with  Lessee or anyone else.  Lessor shall be entitled,
in   its   sole  discretion,  without  discharging   or
diminishing Guarantor's liability under this  Guaranty,
(i)  to  apply  any payment or transfer  received  from
Lessee,  from Guarantor or from any person, to  any  of
the  Obligations,  or (ii) to apply any  recovery  from
security  to  any of the Obligations or  to  any  other
debts,  obligations  or  liabilities  secured  thereby,
whether  or  not then due, or (iii) to  hold  any  such
payment,   transfer  or  recovery  from   security   as
additional security for any or all of the Obligations, or for other debts, obligations or liabilities of Lessee, or of the payor or transferor, or which were secured by such security, whether or not then due.

      4. UNLIMITED LIABILITY. Guarantor's liability hereunder is unlimited in amount. Guarantor's liability shall be joint and several with the liability of Lessee.

      5.   WAIVER OF NOTICES, ETC  Guarantor agrees, to
the greatest extent permitted by law, that Lessor shall
not  be  required to give Guarantor any notice pursuant
to  this Guaranty, and that no failure to give any such
notice shall discharge or diminish the liability  which
Guarantor  would have had under this Guaranty  if  such
notice  had  been  given.   Guarantor  waives,  without
limitation,  to the greatest extent permitted  by  law:
notice  of acceptance of this Guaranty; notice  of  the
incurring   or  additional  or  increased  Obligations;
notice of the application of any payment, transfer or recovery from security; presentment, demand and protest of any instrument, and notice thereof; notice of non-payment of other default under this Guaranty or under any Obligation; notice of foreclosure; notice of any release, discharge, or modification of or failure to obtain any security for any of the Obligations; notice of any waiver by Lessor of any of the terms, covenants or conditions or any of the Obligations; notice of the granting of any indulgence or extension of time to Lessee; notice of any modification, supplement or extension of any of the Obligations; notice of any agreement or arrangement with Lessee, or anyone else;
any right to exoneration or to require election of remedies; and all suretyship defenses.

      6.    ACCELERATION.  Guarantor shall, at Lessor's
option,  without notice, immediately become liable  for
the outstanding balance of all Obligations, whether  or
not  then  due,  (a)  in the event of  any  failure  by
Guarantor  fully  and punctually  to  pay,  perform  or
observe  any debt, obligation or liability of Guarantor
under  this Guaranty, (b) in the event that  Lessee  or
Guarantor  becomes  insolvent, or attempts  to  make  a
composition, moratorium or similar agreement  with  its
creditors,  or  makes  a  general  assignment  for  the
benefit  of  creditors or has a custodian  or  receiver
appointed  for a substantial portion of its assets,  or
(c) if a petition under the federal bankruptcy laws  or
any    moratorium,    insolvency,   receivership,    or
reorganization proceeding is filed or commenced by or against the Lessee or Guarantor, or (d) if Lessor would be entitled to accelerate any of the Obligations but for the fact that acceleration has been stayed or enjoined, or (e) in the event of a default by Lessee under any one or more of the Obligations.

      7.    UNENFORCEABILITY.  In the  event  that  any
Obligation  is  for  any reason  not  legal,  valid  or
unenforceable  against Lessee, or if any Obligation  is
limited,  modified, voided, released or  discharged  in
any proceeding under the federal bankruptcy laws or  in
any  moratorium, insolvency, receivership,  arrangement
or  reorganization proceeding, or if any Obligation  is
subject  to any setoff, direct or indirect counterclaim
or   defense  by  Lessee  against  Lessor,  Guarantor's
liability hereunder shall be the same as if such Obligation were legal, valid and enforceable, and had not been so limited, modified, voided, released or discharged, and were not subject to such setoff, counterclaimor defense.
If any payment or transfer to Lessor or recovery from security by Lessor, which has beencredited against any Obligations, is voided orrescinded or required to be returned by Lessor,this Guaranty and any security given by Guarantor for theObligations or for this Guaranty shall continue in effect or be reinstated as though such payment, transfer or recovery had not been made.

       8.     WAIVER   OF  SUBROGATION;  SUBORDINATION;
INDEMNITY  Guarantor shall have no right of, and hereby
unconditionally and irrevocably agrees that it will not
at any time assert or exercise against Lessee any right
of  subrogation, reimbursement, indemnity, contribution
or payment to the extent such rights may otherwise have
arisen,   by   reason   of   Guarantor's   performance,
satisfaction  or  discharge  of  any  or  all  of   the
Obligations. All present and future debts,  obligations
and  liabilities  of  Lessee to  Guarantor  are  hereby
waived  and  postponed in favor of and subordinated  to
the  full  payment, performance and observance  of  the
Obligations, and Guarantor agrees to assign and deliver
to  Lessor  on request, as security for this  guaranty,
(a) any such debts, obligations or liabilities, (b) any
instruments or documents evidencing the same,  (c)  any
security  therefor, and (d) any payments  or  transfers
with   respect  thereto,  or  recoveries  on   security
therefor, received by Guarantor after default under any
of  the  Obligations.  Guarantor indemnifies and  holds
harmless   Lessor  and  its  stockholders,   directors,
officers,  trustees, beneficiaries,  agents,  employees
and  persons  acting by, through, under or  in  concert
with any of them, and any of their successors, personal
representatives    or   assigns   (collectively,    the
"Indemnitees") from and against any liability, damage, loss, cost or expense, including reasonable attorneys' fees, incurred in connection with any claim, suit or proceeding by Lessee or anyone claiming out of or relating to the Obligations, the transactions pursuant to which the Obligations were incurred, or any actions by any of the Indemnitees to enforce the Obligations or to recover on security for the Obligations.


       9.    FINANCIAL  STATEMENTS.   Guarantor  agrees
promptly to furnish, or cause to be furnished, to Lessor such financial or other statements respecting the condition, operations and affairs of Guarantor or respecting the Equipment as Lessor may from time to time reasonably request.

      10.   LEGAL ACTION.  Any legal action to  enforce
this  Guaranty  may be maintained alone, without  first
proceeding  against  Lessee, any other  person  or  any
security, or may be consolidated, at Lessor's election,
with  any action or other proceeding against Lessee  or
any  other  person. Lessor's books and records  showing
the   account  between  Lessor  and  Lessee  shall   be
admissible  in  any  action  or  proceeding  and  shall
constitute  prima facie proof of the  items  stated  in
such books and records.  Lessor's rights are cumulative
and  shall  not  be exhausted by the  exercise  of  its
rights  against  Guarantor in any  number  of  actions,
except  when and so long as all Obligations  have  been
fully  paid, performed and observed, and have not  been
reinstated by reason of the avoidance of any  transfer,
the return of any payment, or otherwise, in which event
Guarantor's  liability  under this  Guaranty  shall  be
likewise   reinstated.  GUARANTOR   CONSENTS   TO   THE
JURISDICTION AND VENUE IN THE STATE COURTS OF THE STATE
OF CALIFORNIA, AND, IN THE UNITED STATES DISTRICT COURT
FOR  THE  DISTRICT OF CALIFORNIA, WITH RESPECT  TO  ANY
ACTION  BY  LESSOR TO ENFORCE THIS GUARANTY.  GUARANTOR
WAIVES  ANY  RIGHT  TO A JURY TRIAL IN  ANY  ACTION  TO
ENFORCE  THIS GUARANTY. GUARANTOR ACKNOWLEDGES THAT  IT
HAS  REVIEWED  THE  FOREGOING  WAIVER  WITH  ITS  LEGAL
COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY CONSENTED  TO
THE  JURISDICTION AND THE WAIVER OF JURY TRIAL  AS  SET
FORTH ABOVE FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

      11.   SUCCESSOR AND ASSIGNS.  The benefit of this
Guaranty  shall  run to Lessor and its  successors  and
assigns.   In the event that any Obligation is assigned
or  otherwise  transferred by Lessor, all  of  Lessor's
rights under this Guaranty may, at Lessor's option,  be
assigned  to the immediate and any subsequent assignees
or transferees of such Obligation and shall continue to
run  to  Lessor with respect to any Obligations not  so
assigned  or transferred.  The burden of this  Guaranty
shall  bind  Guarantor and its successors and  assigns.
This  Guaranty shall apply to the Obligations of Lessee
and  of  Lessee's  successors  and  assigns,  including
without  limitation the successor to  Lessee  upon  any
merger,  consolidation, liquidation or  dissolution  of
Lessee   and,   including   without   limitation,   any
transferee of all or substantially all of the assets of the Lessee and any partnership, person or entity which carries on the business of Lessee.

      12.   NOTICES.   Any notice under  this  Guaranty
shall be in writing and shall be deemed to have been duly given, (a) if to Guarantor, when mailed, by registered or certified mail, return receipt requested, or when mailed by first class mail, or when delivered by hand, to Guarantor's address set forth above, or to such other one address as Guarantor may designate from time to time by notice hereunder to Lessor, (b) if to Lessor, when received by Lessor at the address set forth above, or at such other one or more addresses as Lessor may designate from time to time by notice hereunder to Guarantor, and also to each successor, assign and transferee of any Obligation of which notice has been given hereunder to Guarantor, at the address or addresses specified in such notice.

      13    GOVERNING LAW.  This Guaranty, all acts and
transactions hereunder, and the rights and duties of the parties hereto shall be governed by, and construed and enforced according to, the laws of the State of California.

      14.   INTEGRATION, AMENDMENT  AND  WAIVER.   This
Guaranty  sets  forth  the  entire  agreement   between
Guarantor  and  Lessor,  and supersedes  any  prior  or
contemporaneous    agreements,    understandings     or
representations, oral or written, with respect  to  the
subject matter hereof, but is supplementary to and does
not   supersede   any  prior  guaranty,   subordination
agreement or grant of security unless expressly so stated herein. No amendment or waiver of any provision of this Guaranty shall be effective unless evidenced in writing signed by the Lessor.

      15.   SEVERABILITY.   If any  provision  of  this
Guaranty shall be held in any court to be illegal or unenforceable, all other provisions of this Guaranty shall remain in full force and effect.

     EXECUTED in any number of counterparts as a sealed instrument, as of this 3rd day of April, 1997.

Attest:                       Guarantor:
                              M&R INVESTMENT COMPANY, INC.

                              /s/ M&R Investment Company, Inc.
/s/ Brent Bowen               /s/ James H. Dale

Name:     Brent Bowen         Name:     James H. Dale

Title:    Vice President      Title:    President
                                        May 19, 1997

STATE OF _______________________

___________________________ County, ss:

     The above-named ______________________ to me known
personally  appeared  before  me  this  ____   day   of
_________________,, 1997 and acknowledged the foregoing
Guaranty  to be the free act and deed of M&R INVESTMENT
COMPANY, INC.


_______________________

                              Notary Public

                              My commission expires:

  RECORDING REQUESTED BY

NORTH AMERICAN TITLE COMPANY
Escrow No. 401958   Order No.
AND WHEN RECORDED MAIL TO


Name      Icon Cash Flow Partners, L.P.      READ AND APPROVED
          Robert Kohlmeyer                   X /s/ BRC
Street    600 Mamaroneck Avenue              X________________
Address
City &    Harrison, NY  10528
State

 _____SPACE ABOVE THIS LINE FOR RECORDER'S USE________

   SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS
                     (INDIVIDUAL)
J.P.N.            (DUE ON SALE CLAUSE)      A.P.N.33-020-07 & 29

THIS  DEED  OF TRUST, made this 21st day of May,  1997,
between   SHF   Acquisition   Corporation,   a   Nevada
corporation, herein called TRUSTOR,  whose  address  is
4045 S. Spencer  Street  #206,  Las Vegas, NV     89119,
      (number and street)        (city)   (state) (zip)

       North   American  Title  Company,  a  California
corporation, herein called TRUSTEE, and ICON Cash  Flow
Partners L.P. Series E, a Delaware Limited Partnership,
herein  called BENEFICIARY,
WITNESSETH:  That Trustor IRREVOCABLY GRANTS, TRANSFERS
AND  ASSIGNS TO TRUSTEE IN TRUST, WITH POWER  OF  SALE,
that   property  in                   ,  Yolo   County,
California, described as:

Lots  44 and 57 and the north 1/2 of Lot 60, Eucalyptus
Grove,  being Sacramento Valley Improvement Subdivision
No.  10,  filed  June 2, 1909, in book 3  of  Maps  and
Surveys, page 83, Yolo County Records.

For additional provisions, see Exhibit "A" attached hereto and made a part hereof.

(Continued)

IF  THE  TRUSTOR  SHALL SELL, CONVEY OR  ALIENATE  SAID
PROPERTY, OR ANY PART THEREOF, OR ANY INTEREST THEREIN,
OR  SHALL  BE  DIVESTED OF HIS TITLE  OR  ANY  INTEREST
THEREIN  IN  ANY MANNER OR WAY, WHETHER VOLUNTARILY  OR
INVOLUNTARILY,  WITHOUT  THE  WRITTEN  CONSENT  OF  THE
BENEFICIARY  BEING FIRST HAD AND OBTAINED, BENEFICIARY,
SHALL  HAVE  THE  RIGHT,  AT  ITS  OPTION,  EXCEPT   AS
PROHIBITED  BY  LAW,  TO  DECLARE  AN  INDEBTEDNESS  OR
OBLIGATIONS   SECURED  HEREBY,  IRRESPECTIVE   OF   THE
MATURITY  DATE  SPECIFIED IN ANY  NOTE  EVIDENCING  THE
SAME, IMMEDIATELY DUE AND PAYABLE.  CONSENT TO ONE SUCH
TRANSACTION SHALL NOT BE DEEMED TO BE A WAIVER  OF  THE
RIGHT  TO  REQUIRE  SUCH CONSENT TO  FUTURE  SUCCESSIVE
TRANSACTIONS.

TOGETHER WITH the rents, issues and profits thereof, SUBJECT, HOWEVER, to the right, power and authority given to and conferred upon Beneficiary by paragraph
(10) of the provisions incorporated herein by reference to collect and apply such rents, issues and profits.

FOR THE PURPOSE OF SECURING: 1. Performance of each agreement of Trustor incorporated by reference or contained herein.

2.  Payment  of  the  indebtedness   evidenced  by  one
promissory note dated April 3, 1997, and any  extension
or   renewal   thereof,  in   the   principal   sum  of
$1,150,000.00    executed   by   Trustor  in  favor  of
Beneficiary or order.

3. Payment of such further sums as the then record owner of said property hereafter may borrow from Beneficiary, when evidenced by another note (or notes) reciting it is so secured.

4. As additional collateral for the performance of the obligations of Trustor under that certain Master
Lease Agreement dated April 3, 1997.

(Continued)

                      EXHIBIT "A"

Beneficiary agrees to release such portions of the above described real property as may be reasonably requested by Trustor to enable Trustor to complete financing and construction of expansions to its rice drying and storage operation, provided that Beneficiary is left with Liens sufficient in its sole judgment to adequately secure its position as the Lessor of the Equipment to Trustor.

TO  PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR
AGREES:   By the execution and deliver of this Deed  of
Trust and the note secured hereby, that provisions  (1)
to (14), inclusive, of the fictitious deed of trust recorded in Santa Barbara County and Sonoma County
October 18, 1961, and in all other counties October 23, 1961, in the book and at the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of the county, viz.:


COUNTY             BOOK  PAGE     COUNTY              BOOK   PAGE
ALAMEDA             435   684     KINGS                792    833

ALPINE                1   250     LAKE                 362     39

AMADOR              104   348     LASSEN               171    471

BUTTE              1145     1     LOS ANGELES        T2055    899

CALAVERAS           145   152     MADERA               810    170

COLUSA              296   617     MARIN               1508    339

CONTRA COSTA       3978    47     MARIPOSA              77    292

DEL NORTE            78   414     MENDOCINO            579    530

EL DORADO           568   456     MERCED              1547    538

FRESNO             4626   572     MODOC                184    851

GLENN               422   184     MONO                  52    429

HUMBOLDT            657   527     MONTEREY            2194    538

IMPERIAL           1091   501     NAPA                 639     86

INYO                147   598     NEVADA               305    320

KERN               3427    60     ORANGE              5889    611

COUNTY             BOOK  PAGE     COUNTY              BOOK   PAGE
PLACER              895   301     SIERRA                29    335

PLUMAS              151     5     SISKIYOU             468    181

RIVERSIDE          3005   523     SOLANO              1105    182

SACRAMENTO         4331    62     SONOMA              1851    689

SAN BENITO          271   383     STANISLAUS          1715    456

SAN BERNARDINO     5567    61     SUTTER               572    297

SAN FRANCISCO      A332   905     TEHAMA               401    289

SAN JOAQUIN        2470   311     TRINITY               93    366

SAN LUIS OBISPO    1151    12     TULARE              2294    275

SAN MATEO          4078   420     TUOLUMNE             135     47

SANTA BARBARA      1878   860     VENTURA             2062    386

SANTA CLARA        5336   341     YOLO                 653    245

SANTA CRUZ         1431   494     YUBA                 334    486

SHASTA              684   528

SAN DIEGO        SERIES 2 BOOK 1961, PAGE 183887

(which  provisions,  identical  in  all  counties,  are
printed  on  attached herewith) hereby are adopted  and
incorporated herein and made a part hereof as fully  as
though set forth herein at length; that he will observe
and perform said provisions; and that the references to
property,  obligations and parties in  said  provisions
shall   be   construed  to  refer  to   the   property,
obligations, and parties set forth in this Deed of Trust.
      The undersigned Trustor requests that a copy of any Notice of Default and of any Notice of Sale hereunder be mailed to him at his address hereinbefore set forth.


STATE OF CALIFORNIA       )SS.     Signature of Trustor
COUNTY OF ________________)
                                   ____________________
On_______________before me,        ____________________
________, personally appeared
_____________________________      ____________________
_____________________________
personally known to me (or         ____________________
proved to me on the basis of
satisfactory evidence) to be
the person(s) whose name(s)
is/are subscribed to the
within instrument and acknow-
ledged to me that he/she/they
executed the same in his/her/
their authorized capacity(ies),
and that by his/her/their
signatures(s) on the instrument
the person(s), or the entity
upon behalf of which the
person(s) acted, executed the
instrument.


WITNESS my hand and official seal.

Signature________(This area for official notarial seal)

 FOR RECONVEYANCE SEND TO THE NEAREST OFFICE OF NORTH
                AMERICAN TITLE COMPANY
             REQUEST FOR FULL RECONVEYANCE
       TO BE USED ONLY WHEN NOTE HAS BEEN PAID.

                        Dated _________________________

TO NORTH AMERIAN TITLE COMPANY, Trustee:
      The undersigned is the legal owner and holder of all indebtedness secured by the within Deed of Trust.
All sums secured by said Deed of Trust have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel all evidences of indebtedness, secured by said Deed of Trust, delivered to you herewith together with said
Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, the estate now held by you under the same.

     MAIL RECONVEYANCE TO:

___________________            __________________

___________________           (By)_______________

___________________           (By)_______________

 DO NOT LOSE OR DESTROY THIS DEED OF TRUST OR THE NOTE
                   WHICH IT SECURES.
BOTH MUST BE DELIVERED TO THE TRUSTEE FOR CANCELLATION
           BEFORE RECONVEYANCE WILL BE MADE.

        DO NOT RECORD/FOR INFORMATION PURPOSES
   SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS
                     (INDIVIDUAL)

     The following is a copy of provisions (1) to (14),
inclusive, of the fictitious deed of trust, recorded in
each  county in California, as stated in the  foregoing
Deed  of  Trust and incorporated by reference  in  said
Deed  of Trust as being a part thereof as if set  forth
at length therein.
TO  PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR
AGREES:
     (1)   To keep said property in good condition  and
repair; not to remove or demolish any building thereon;
to complete or restore promptly in good and workmanlike
manner  any building which may be constructed,  damaged
or destroyed thereon and to pay when due all claims for
labor  performed and materials furnished  therefor;  to
comply  with  all  laws  affecting  said  property   or
requiring  any alterations or improvements to  be  made
thereon; not to commit or permit waste thereof; not  to
commit, suffer or permit any act upon said property  in
violation  of  law; to cultivate, irrigate,  fertilize,
prune and do all other acts which from the character or
use  of said property may be reasonably necessary,  the
specific enumerations herein not excluding the general.
     (2)    To   provide,  maintain  and   deliver   to
Beneficiary  fire insurance satisfactory  to  and  with
loss  payable  to  Beneficiary.  The  amount  collected
under any fire or other insurance policy may be applied
by Beneficiary upon any indebtedness secured hereby and
in  such  order  as  Beneficiary may determine,  or  at
option of Beneficiary the entire amount so collected or
any  part  thereof  may be released to  Trustor.   Such
application  or  release shall not cure  or  waive  any
default  hereunder or invalidate any act done  pursuant
to such notice.
     (3)   To  appear  in  and  defend  any  action  or
proceeding purporting to affect the security hereof  or
the rights or powers of Beneficiary or Trustee; and  to
pay  all costs and expenses, including cost of evidence
of  title and attorney's fees in a reasonable  sum,  in
any such actions or proceeding in which Beneficiary  or
Trustee  may  appear,  and  in  any  suit  brought   by
Beneficiary to foreclose this Deed.
     (4)   To pay: at least ten days before delinquency
all  taxes  and  assessments affecting  said  property,
including assessments on appurtenant water stock;  when
due, all encumbrances, charges and liens with interest,
on  said property or any part thereof, which appear  to
be  prior  or  superior hereto;  all  costs,  fees  and
expenses of this Trust.
      Should Trustor fail to make any payment or to  do
any act as herein provided, the Beneficiary or Trustee,
but  without obligation so to do and without notice  to
or  demand  upon Trustor and without releasing  Trustor
from any obligation hereof, may: make or do the same in
such  manner  and  to such extent as  either  may  deem
necessary  to protect the security hereof,  Beneficiary
or Trustee being authorized to enter upon said property
for  such purposes; appear in and defend any action  or
proceeding purporting to affect the security hereof  or
the  rights  or powers of Beneficiary or Trustee;  pay,
purchase, contest or compromise any incumbrance, charge
or  lien which in the judgement of either appears to be
prior  to  or  superior hereto; and, in exercising  any
such powers, pay necessary expenses, employ counsel and
pay his reasonable fees.
     (5)   To  pay  immediately and without demand  all
sums  so  expended  by  Beneficiary  or  Trustee,  with
interest from date of expenditure at amount allowed  by
law  in  effect at the date hereof, and to pay for  any
statement  provided for by law in effect  at  the  date
hereof  regarding  the obligation  secured  hereby  any
amount  demanded by the Beneficiary not to  exceed  the
maximum  allowed by law at the time when said statement
is demanded.
     (6)   That any award of damages in connection with
any  condemnation  for public use  or  injury  to  said
property  or  any part thereof is hereby  assigned  and
shall  be paid to Beneficiary who may apply or  release
such moneys received by him/her/them in the same manner
and   with  the  same  effect  as  above  provided  for
disposition of proceeds of fire or other insurance.
     (7)   That by accepting payment of any sum secured
hereby  after its due date, beneficiary does not  waive
his right either to require prompt payment when due  of
all  other  sums so secured or to declare  default  for
failure so to pay.
     (8)   That  at  any  time or from  time  to  time,
without  liability  therefor and without  notice,  upon
written request of Beneficiary and presentation of this
Deed   and  said  Note  for  endorsement,  and  without
affecting  the  personal liability of  any  person  for
payment  of  the  indebtedness secured hereby,  Trustee
may; reconvey any part of said property, consent to the
making of any map or plat thereof; join in granting any
easement thereon, or join in any extension agreement or
any agreement subordinating the lien or charge hereof.
     (9)   That  upon  written request  of  Beneficiary
stating  that all sums secured hereby have  been  paid,
and  upon  surrender  of this Deed  and  said  note  to
Trustee for cancellation and retention and upon payment
of  its fees, Trustee shall reconvey, without warranty,
the property then held hereunder.  The recitals in such
reconveyance   of  any  matters  or  facts   shall   be
conclusive  proof  of  the truthfulness  thereof.   The
grantee  in such reconveyance may be described as  "the
person  or  persons  legally entitled  thereto."   Five
years after issuance of such full reconveyance, Trustee
may  destroy  this  document (unless directed  in  such
request to retain it).
     (10)  That as additional security, Trustor  hereby
gives  to and confers upon Beneficiary the right, power
and  authority, during the continuance of these Trusts,
to  collect  the  rents, issues  and  profits  of  said
property,  reserving unto Trustor the right,  prior  to
any  default  by Trustor in payment of any indebtedness
secured  hereby  or  in performance  of  any  agreement
hereunder, to collect and retain such rents, issues and
profits as they become due and payable.  Upon any  such
default,  Beneficiary may at any time  without  notice,
either  in  person, by agent, or by a  receiver  to  be
appointed by a court, and without regard to adequacy of
any  security for the indebtedness hereby secured enter
upon  and take possession of said property or any  part
thereof, in his/her/their own name sue for or otherwise
collect such rents, issues and profits, including those
past due and unpaid, and apply the same, less costs and
expenses   of   operation  and  collection,   including
reasonable   attorney's  fees,  upon  any  indebtedness
secured  issues and profits and the application thereof
as  aforesaid, shall not cure or waive any  default  or
notice of default hereunder or invalidate any act  done
pursuant to such notice.
     (11)  That  upon default by trustor in payment  of
any  indebtedness secured hereby or in  performance  of
any  agreement hereunder, Beneficiary may  declare  all
sums  secured  hereby immediately due  and  payable  by
delivery  to Trustee of written declaration of  default
and  demand  for sale and of written notice of  default
and of election to case to be sold said property, which
notice  Trustee  shall cause to be  filed  for  record.
Beneficiary also shall deposit with Trustee this  Deed,
said  Note  and  all  documents evidencing  expenditure
secured hereby.
      After  the  lapse of such time  as  may  then  be
required  by  law  following the  recordation  of  said
notice of default, and notice of sale having been given
as  then  required by law, Trustee, without  demand  on
Trustor, shall sell said property at the time and place
fixed  by it in said notice of sale, either as a  whole
or  in  separate parcels, and in such order as  it  may
determine, at public auction to the highest bidder  for
cash  in lawful money of the United States, payable  at
time of sale.  Trustee may postpone sale of all or  any
portion of said property by public announcement at such
time and place of sale and from time to time thereafter
may  postpone such sale by public announcement  at  the
time  fixed  by  the  preceding postponement.   Trustee
shall deliver to such purchaser its deed conveying  the
property so sold, but without any covenant or warranty,
express or implied.  The recitals in such deed  of  any
matters  of  facts  shall be conclusive  proof  of  the
truthfulness  thereof.  Any person, including  Trustor,
Trustee,  or  Beneficiary as hereinafter  defined,  may
purchase at such sale.
      After  deducting all costs, fees and expenses  of
Trustee  and of this Trust, including cost of  evidence
of  title in connection with sale, Trustee shall  apply
the  proceeds of sale to payment of: all sums  expended
under  the  terms hereof, not the repaid, with  accrued
interest at the amount allowed by law in effect at  the
date  hereof; all other sums then secured  hereby;  and
the remainder, if any, to the person or persons legally
entitled thereto.
     (12) Beneficiary, or any successor in ownership of
any indebtedness secured hereby, may from time to time,
by  instrument  in writing, substitute a  successor  or
successors  to  any  Trustee  named  herein  or  acting
hereunder, which instrument executed by the Beneficiary
and duly acknowledged and recorded in the office of the
recorder  of the county or counties where said property
is  situated,  shall  be  conclusive  proof  of  proper
substitution of such successor Trustee or Trustees, who
shall, without conveyance from the Trustee predecessor,
succeed  to  all its title, estate, rights, powers  and
duties.  Said instrument must contain the name  of  the
original  Trustor,  Trustee and Beneficiary  hereunder,
the  book and page where this Deed is recorded and  the
name and address of the new Trustee.
     (13)  That  this Deed applies to,  inures  to  the
benefit of, and binds all parties hereto, their  heirs,
legatees,    devisees,    administrators,    executors,
successors  and  assigns.  The term  Beneficiary  shall
mean  the owner and holder, including pledgees, of  the
Note   secured   hereby,  whether  or  not   named   as
Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.
     (14) That trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other
Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.